                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 CITIGROUP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                                        N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

          [LOGO]

CITIGROUP INC.
153 East 53(rd) Street
New York, New York 10043

                                                                   March 8, 1999

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Citigroup Inc. on Tuesday, April 20, 1999. The meeting will be held at Carnegie Hall, 881 Seventh Avenue, New York, New York, at 9:00 a.m. local time. The entrance to Carnegie Hall is on 57th Street just east of Seventh Avenue.

    On October 8, 1998 the historic merger of our two companies, Travelers Group Inc. and Citicorp, was completed. At that time the Company changed its name to Citigroup Inc. This will be the first Annual Meeting of Stockholders following the merger.

    At this meeting of stockholders, we will be voting on a number of important matters. Please take the time to read carefully each of the proposals for stockholder action described in the proxy materials.

    Thank you for your continued support of our Company.

             Sincerely,


              [LOGO]                           [LOGO]
              John S. Reed                     Sanford I. Weill
              CHAIRMAN                         CHAIRMAN

                                 CITIGROUP INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    The Annual Meeting of Stockholders of Citigroup Inc. (the "Company") will be held at Carnegie Hall, 881 Seventh Avenue, New York, New York, on Tuesday, April 20, 1999 at 9:00 a.m. local time, for the following purposes:

       - To elect seventeen directors to the Board;

       - To ratify the selection of the Company's independent auditors for 1999;

       - To approve and adopt the Citigroup 1999 Stock Incentive Plan;

       - To approve and adopt the Citigroup 1999 Executive Performance Plan;

       - To act upon certain stockholder proposals;

    and to transact such other business as may properly come before the Annual Meeting.

    The Board of Directors has set the close of business on March 3, 1999 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be maintained at the Company's headquarters, 153 East 53(rd) Street, New York, New York prior to the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting.

                                          By Order of the Board of Directors

                                                          [LOGO]

                                          Charles O. Prince, III
                                          CORPORATE SECRETARY

March 8, 1999

    IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE SIGNED, DATED AND PROMPTLY RETURNED IN THE ENCLOSED ENVELOPE OR THAT YOU REGISTER YOUR VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                 CITIGROUP INC.
                             153 EAST 53(RD) STREET
                            NEW YORK, NEW YORK 10043

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

    This Proxy Statement is being furnished to stockholders of Citigroup Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Carnegie Hall, 881 Seventh Avenue, New York, New York, on Tuesday, April 20, 1999, at 9:00 a.m. local time, and at any adjournments or postponements of such meeting. This Proxy Statement and the accompanying proxy card are being mailed beginning on or about March 19, 1999, to stockholders of the Company on March 3, 1999, the record date for the Annual Meeting (the "Record Date"). Employees of the Company who are participants in one or more of the Company's benefit plans may receive this Proxy Statement and their proxy cards separately. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998 will be delivered to stockholders prior to or concurrently with the mailing of the proxy material.

    Stockholders of the Company are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete the enclosed proxy card, and sign, date and return it as promptly as possible in the envelope enclosed for that purpose or vote your shares by telephone or on the Internet by following the instructions on your proxy card (except under the very limited circumstances in which telephonic or Internet voting is not available). You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used.

    On October 8, 1998 Citicorp ("Citicorp") merged (the "Citicorp Merger") into a subsidiary of Travelers Group Inc. ("Travelers Group"). At that time Travelers Group changed its corporate name to Citigroup Inc. References in this Proxy Statement to the "Company" include Travelers Group prior to the Citicorp Merger.

    As a result of prior transactions, including the payment of stock dividends in 1993, 1996 and 1997 and the merger, as of December 31, 1993, with The Travelers Corporation ("old Travelers"), the merger, as of November 28, 1997 (the "Salomon Merger"), of a wholly owned subsidiary of the Company with Salomon Inc ("Salomon"), and the Citicorp Merger, certain of the Company's records, including but not limited to those relating to stock option grants, restricted stock awards and deferred shares for directors, include fractional share amounts. The Company cannot issue fractional share interests, however, and accordingly fractional share amounts have been deleted from the numbers reported in this proxy statement.

VOTING RIGHTS

    As of the Record Date, the outstanding stock of the Company entitled to receive notice of and to vote at the Annual Meeting consisted of 2,249,477,588 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), 140,000 shares of the Company's Series I Cumulative Convertible Preferred Stock (the "Series I Preferred Stock") and 500,000 shares of the Company's 8.40% Cumulative Preferred Stock, Series K (the "Series K Preferred Stock"), which is held in the form of depositary shares (the "Series K Depositary Shares"), each representing an interest in 1/20th of a share of Series K Preferred Stock. Each share of Common Stock is entitled to one vote on each matter that is voted on at the Annual Meeting. The Series I Preferred Stock is entitled to 44.60526 votes per share on each matter that is voted on at the Annual Meeting. Each share of Series K Preferred Stock is entitled to three votes per share on each matter that is voted on at the Annual Meeting. The Series I Preferred Stock and the Series K Preferred Stock (collectively, the "Voting Preferred Stock") and the Common Stock will vote together as a single class on all matters scheduled to be voted on at the Annual Meeting. Neither the Common Stock nor the Voting Preferred Stock is entitled to cumulative voting.

    None of the Company's other series of preferred stock, the 6.365% Cumulative Preferred Stock, Series F, the 6.213% Cumulative Preferred Stock, Series G, the 6.231% Cumulative Preferred Stock, Series H, the 5.864% Cumulative Preferred Stock, Series M, the Graduated Rate Cumulative Preferred Stock, Series O, the Adjustable Rate Cumulative Preferred Stock, Series Q, the Adjustable Rate Cumulative Preferred Stock, Series R, the 8.30% Noncumulative Preferred Stock, Series S, the 8 1/2% Noncumulative Preferred Stock, Series T, the 7 3/4% Cumulative Preferred Stock, Series U, the Fixed/Adjustable Rate Cumulative Preferred Stock, Series V, the Cumulative Adjustable Rate Preferred Stock, Series Y, or the 5.321% Cumulative Preferred Stock, Series YY, have any right to vote on any of the matters that are scheduled to be voted on at the Annual Meeting. There are no shares of the Company's 9.50% Cumulative Preferred Stock, Series L outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    To the best knowledge of the Company, as of the Record Date no person "beneficially owned" (as that term is defined by the Securities and Exchange Commission (the "SEC")) more than 5% of the Common Stock outstanding and entitled to vote at the Annual Meeting.

    All of the Series I Preferred Stock is held of record by subsidiaries of Berkshire Hathaway Inc.

    All of the Series K Preferred Stock is held of record by Citibank, N.A. ("Citibank"), in its capacity as depositary (the "Depositary"), under the Deposit Agreement (the "Deposit Agreement") dated February 13, 1996, among the Company, as successor to Salomon, Citibank, as successor depositary, and the holders of Series K depositary receipts, representing the Series K Depositary Shares. As more fully described below, the Series K Preferred Stock is voted based on instructions received from the holders of the Series K Depositary Shares. Based on a Schedule 13G filed in February 1999, Lehman Brothers Holdings Inc. owns 719,592 Series K Depositary Shares (7.2%).

QUORUM; VOTING PROCEDURES

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the Common Stock and the Voting Preferred Stock outstanding and entitled to vote shall constitute a quorum. Pursuant to applicable Delaware law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. The votes required with respect to the items set forth in the Notice of Annual Meeting of Stockholders are set forth in the discussion of each item herein.

    Unless contrary instructions are indicated on the proxy card or in a vote registered telephonically or on the Internet, all shares of Common Stock and Series I Preferred Stock represented by valid proxies will be voted FOR items
1- 4 and AGAINST items 5 and 6 listed on the proxy card and described below, and will be voted in the discretion of the persons designated as proxies in respect of such other business, if any, as may properly be brought before the Annual Meeting. As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than those matters referred to herein. If you give specific voting instructions by checking the boxes on the proxy card or by voting telephonically or on the Internet, your shares of Common Stock will be voted in accordance with such instructions.

    The Depositary will mail to the record holders of the Series K Depositary Shares as of the Record Date a notice containing this Proxy Statement and a statement that the holders of the Series K Depositary Shares may instruct the Depositary as to the exercise of the voting rights represented by the amount of Series K Preferred Stock represented by their Series K Depositary Shares (including an express indication that instructions may be given to the Depositary to give a discretionary proxy to a person designated by the Company) and a brief statement as to the manner in which such instructions may be given. The Depositary will vote or cause to be voted, in accordance with the instructions received from the holders of the Series K Depositary Shares, the maximum number of whole shares of Series K Preferred Stock underlying the Series K Depositary Shares as to which instructions were received. If no instructions are received from a holder of Series K Depositary Shares, the Depositary will not vote the corresponding shares of Series K Preferred Stock represented thereby.

                        SECURITY OWNERSHIP OF MANAGEMENT

STOCK OWNERSHIP COMMITMENT

    The Company has undertaken to continue the best practices and cultural values of Travelers Group and Citicorp, each of which had long had broad policies to encourage stock ownership among its directors, officers and employees to align their interests with the interests of stockholders. The Company believes that these policies were a significant factor in the excellent returns achieved by stockholders of each of Travelers Group and Citicorp historically.

    In a spirit of continued commitment to aligning stockholder interests with those of all Company employees, the Company has adopted a new "Stock Ownership Commitment" (the "Stock Ownership Commitment") building on the formal and informal policies and practices of Travelers Group and Citicorp. The new Stock Ownership Commitment provides that for all members of the Board of Directors and for members of senior management, at least 75% of all Common Stock currently owned or previously granted to them or awarded in the future must be held for so long as they remain directors or members of senior management. For these purposes, "senior management" includes all of the members of the Company's Management Committee (the "Management Committee"), comprised of the most senior executives of the Company and its subsidiaries, all of the members of the Planning Groups for the Global Consumer and Corporate and Investment Banking businesses, and the most senior members of the corporate staff, in total comprising approximately seventy individuals. The only exceptions to this Stock Ownership Commitment are gifts to charity, limited estate planning transactions with family members and transactions with the Company itself in connection with participation in stock option and restricted stock plans. In furtherance of this Stock Ownership Commitment, a significant portion of both directors' fees and senior management compensation is paid in Common Stock.

    In addition to the Stock Ownership Commitment of directors and senior management, the Company fosters stock ownership by all of its employees through various measures. In connection with the Citicorp Merger, the Company awarded options to over 32,000 employees under the "Founders Grant" (as defined below), to provide maximum incentive to employees to enhance stockholder value of the Company. In addition, in the two years prior to the Citicorp Merger, all eligible full-time former Travelers Group employees, other than Section 16(a) Persons (as defined below), in the United States and Canada were annually awarded options through the WealthBuilder Program. Further, there are numerous other opportunities for employees to own Common Stock through participation in various stock-based programs such as the Citicorp 1994 Stock Purchase Plan (the "Citicorp Stock Purchase Plan"), the Travelers Group Stock Purchase Plan (the "Travelers Stock Purchase Plan", and together with the Citicorp Stock Purchase Plan, the "Stock Purchase Plans"), the Citicorp Savings Incentive Plan ("SIP"), the Travelers Group 401(k) Savings Plan (the "Savings Plan") and through periodic management stock option grants, as well as through participation in the Travelers Group Capital Accumulation Plan (the "CAP Plan"). As a result, it is anticipated that close to 50% of the Company's employees will be owners of Common Stock by year end 1999.

STOCK OWNERSHIP TABLE

    The following table sets forth, as of January 31, 1999, the Common Stock ownership of each director and certain executive officers of the Company. As of January 31, 1999, the directors and the executive officers of the Company as a group (31 persons) beneficially owned 36,628,779 shares of Common Stock (or approximately 1.6% of the total voting power of the Common Stock and Voting Preferred Stock outstanding and entitled to vote at the Annual Meeting). The number of shares beneficially owned by such directors and executive officers includes an aggregate of 12,150,482 shares of Common Stock that such persons may acquire pursuant to options exercisable within 60 days of the Record Date; however, such shares, prior to the exercise of the options pursuant to which they may be acquired, are not entitled to be voted at the Annual Meeting. These amounts are based upon the Company's records of beneficial ownership by its current directors under the Citigroup Inc. Amended and Restated Compensation Plan for Non-Employee Directors (the "Citigroup Directors' Plan"), the old Travelers Deferred Compensation Plan for Non-employee Directors (the "old Travelers Directors' Plan") and the Citicorp Directors Deferred Compensation Plan (the "Citicorp Directors' Plan") and by its current officers under the Travelers Group 1996 Stock Incentive Plan (the "1996 Incentive Plan"), the Travelers Group 1986 Stock Option Plan (the "1986 Option Plan"), the Savings Plan, the CAP Plan and the Travelers Group Employee Incentive Plan ("EIP"). These amounts also include beneficial ownership by executive officers under the Citicorp 1997 Stock Incentive Plan ("Citicorp 1997 Incentive Plan"), the Citicorp 1988 Stock Incentive Plan ("Citicorp 1988 Incentive Plan", and together with Citicorp 1997 Incentive Plan, the "Citicorp Incentive Plans"), the Citicorp Stock Purchase Plan, the Executive Incentive Compensation/Core Business Performance Award Plan ("Citicorp EIC") and SIP, which plans were assumed by the Company in connection with the Citicorp Merger, the Salomon Equity Partnership Plan for Key Employees ("Salomon EPP"), the Salomon Stock Incentive Plan and the Salomon Non-Qualified Stock Option Plan of 1984, which plans were assumed by the Company in connection with the Salomon Merger.

    As of January 31, 1999, no individual director or executive officer beneficially owned one percent or more of the Common Stock outstanding and entitled to vote at the Annual Meeting. As of January 31, 1999, no individual director or executive officer beneficially owned any shares of any series of the Company's preferred stock, including the Voting Preferred Stock. Except as otherwise expressly stated in the footnotes to the following table, beneficial ownership of shares means that the beneficial owner thereof has sole voting and investment power over such shares.

                                                                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                                -------------------------------------------------
                                                                  COMMON STOCK     STOCK OPTIONS
                                                                  BENEFICIALLY      EXERCISABLE        TOTAL
                                                                      OWNED          WITHIN 60      COMMON STOCK
                                                                    EXCLUDING         DAYS OF       BENEFICIALLY
NAME/TITLE                                                         OPTIONS(1)      RECORD DATE(2)     OWNED(1)
--------------------------------------------------------------  -----------------  --------------  --------------
C. Michael Armstrong..........................................           35,587                           35,587
  Director
Alain J.P. Belda..............................................            4,941                            4,941
  Director
Kenneth J. Bialkin............................................          471,934                          471,934
  Director
Michael A. Carpenter..........................................          312,931          178,692         491,623
  Executive Officer
Kenneth T. Derr...............................................           21,366                           21,366
  Director
John M. Deutch................................................           25,460                           25,460
  Director
The Hon. Gerald R. Ford.......................................           72,891                           72,891
  Honorary Director
Ann Dibble Jordan.............................................            9,951                            9,951
  Director
Robert I. Lipp(3).............................................        1,818,196          591,489       2,409,685
  Executive Officer
Reuben Mark...................................................           18,416                           18,416
  Director
Michael T. Masin..............................................            3,675                            3,675
  Director
Deryck C. Maughan.............................................          608,588          180,000         788,588
  Executive Officer
Dudley C. Mecum(4)............................................          138,176                          138,176
  Director
Richard D. Parsons............................................            7,750                            7,750
  Director
Andrall E. Pearson............................................          108,529                          108,529
  Director
John S. Reed..................................................        2,418,963        2,250,000       4,668,963
  Director and Co-Chief Executive Officer
Robert B. Shapiro.............................................            6,442                            6,442
  Director
Franklin A. Thomas............................................           41,095                           41,095
  Director
Sanford I. Weill(5)...........................................       15,367,043        5,826,563      21,193,606
  Director and Co-Chief Executive Officer
Edgar S. Woolard, Jr..........................................           85,328                           85,328
  Director
Arthur Zankel(6)..............................................          250,140                          250,140
  Director

All Directors and Executive Officers as a group
  (31 persons)(7)(8)(9).......................................       24,478,297       12,150,482      36,628,779

                                                   (FOOTNOTES ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

------------------------------
(1) This information includes, as of January 31, 1999, the following shares which are also deemed "beneficially owned": (i) the following number of shares of Common Stock granted in payment of directors' fees to non-employee directors under the Citigroup Directors' Plan, but receipt of which is deferred: Mr. Armstrong, 20,701; Mr. Belda, 616; Mr. Bialkin, 106,849; Mr. Derr, 616; Mr. Deutch, 308; Ms. Jordan, 308; Mr. Mark, 616; Mr. Masin, 3,675; Mr. Mecum, 106,849; Mr. Parsons, 616; Mr. Pearson, 106,849; Mr.
    Shapiro, 616; Mr. Thomas, 462; and Mr. Woolard, 616; (ii) the following number of shares of Common Stock issued in exchange for shares of Citicorp common stock held under the Citicorp Directors' Plan, receipt of which is deferred: Mr. Belda, 1,825; Mr. Derr, 5,075; Mr. Deutch, 212; Mr. Mark, 5,300; Mr. Parsons, 4,634; Mr. Shapiro, 826; Mr. Thomas, 34,330; and Mr. Woolard, 69,314; (iii) the following number of shares of Common Stock issued in exchange for shares of old Travelers common stock held under the old Travelers Directors' Plan, receipt of which is deferred: Mr. Armstrong, 11,939; Mr. Lipp, 2,217; and Mr. Weill, 2,847; (iv) the following number of shares of Common Stock held under the Savings Plan, as to which the holder has voting power but not dispositive power: Mr. Carpenter, 72; Mr. Lipp, 15,836; Mr. Maughan, 5,089; and Mr. Weill, 16,636; (v) the following number of shares of Common Stock held under SIP as to which the holder has voting power but not dispositive power: Mr. Reed, 4,096; (vi) the following number of shares of Common Stock awarded pursuant to the CAP Plan, as to which the holder may direct the vote but which remain subject to forfeiture and restrictions on disposition: Mr. Carpenter, 44,486; Mr. Lipp, 27,729; Mr. Maughan, 30,530; and Mr. Weill, 199,970; and (vii) the following number of shares of Common Stock awarded pursuant to Salomon EPP, as to which the holder may direct the vote but a portion of which shares remain subject to forfeiture: Mr. Maughan, 351,020.

(2) Non-employee directors are not eligible to receive stock option grants under the Company's plans.

(3) Includes 15,000 shares of Common Stock owned by Mr. Lipp as tenant-in-common with his wife, 50,900 shares of Common Stock owned by Mr. Lipp as tenant-in-common with the Robert I. Lipp Grantor Retained Annuity Trust and 39,420 shares of Common Stock owned by Mr. Lipp as tenant-in-common with the Lipp Family Grantor Retained Annuity Trust.

(4) Includes 2,527 shares of Common Stock owned by Mr. Mecum's wife, as to which Mr. Mecum disclaims beneficial ownership.

(5) Includes 300 shares of Common Stock owned by Mr. Weill's wife, as to which Mr. Weill disclaims beneficial ownership and 500,000 shares held by Mr. Weill as tenant-in-common with the SIW 1998 Grantor Retained Annuity Trust.

(6) Includes 600 shares of Common Stock held by a trust of which Mr. Zankel is a trustee, as to which Mr. Zankel disclaims beneficial ownership.

(7) This information also includes as "beneficially owned" (i) an aggregate of 52,284 shares of Common Stock held under the Savings Plan, as to which the respective holders have voting power but not dispositive power, (ii) an aggregate of 422,683 shares of Common Stock awarded under the CAP Plan, as to which the respective holders may direct the vote but which shares remain subject to forfeiture and restrictions on disposition, (iii) an aggregate of 4,096 shares held under SIP, as to which the respective holders have voting power but not dispositive power, (iv) an aggregate of 351,020 shares of Common Stock awarded under Salomon EPP, as to which the holder may direct the vote but a portion of which shares remain subject to forfeiture, (v) an aggregate of 532,500 shares awarded under the Citicorp Incentive Plans, as to which the respective holders may direct the vote but which remain subject to forfeiture and restrictions on disposition, (vi) an aggregate of 14,493 shares of Common Stock awarded under EIP, as to which the holder may direct the vote but which shares remain subject to forfeiture and restrictions on disposition, (vii) an aggregate of 172,882 shares of Common Stock awarded under Citicorp EIC, as to which the respective holders do not have voting or dispositive power, (viii) an aggregate of 4,867 shares of Common Stock as to which the holders disclaim beneficial ownership and (ix) an aggregate of 708,998 shares of Common Stock held by certain holders with family members and/or trusts for the benefit of family members as tenants-in-common or in 401(k) plans of family members.

(8) The following officers and directors of the Company beneficially own shares of the Class A Common Stock of Travelers Property Casualty Corp. ("TAP"), an approximately 83.8% owned subsidiary of the Company: Kenneth J. Bialkin, 8,394 shares; Robert I. Lipp, 148,126 shares; Dudley C. Mecum, 6,356 shares; Sanford I. Weill, 4,100 shares; and Arthur Zankel, 6,379 shares.

(9) The table does not reflect the Common Stock beneficially owned by James Dimon which at January 31, 1999 totaled 1,636,001 shares, consisting of 347,700 shares that were beneficially owned excluding options and 1,288,301 stock options, exercisable within 60 days of the Record Date. Mr. Dimon resigned from his position as an executive officer of the Company and its subsidiaries effective as of November 2, 1998.
                         ------------------------------

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Section 16(a) Persons"), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. (the "NYSE"), and to furnish the Company with copies of all such forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the year ended December 31, 1998, each of its officers, directors and greater than ten percent stockholders complied with all such applicable filing requirements.

                                    ITEM 1:
                             ELECTION OF DIRECTORS

    The Board has set the number of directors at 17. The terms of all of the directors currently serving on the Board expire at the Annual Meeting. All of the directors currently serving on the Board have been nominated by the Board of Directors for re-election to one-year terms at the Annual Meeting.

    Each nominee elected will hold office until the Annual Meeting of Stockholders to be held in 2000 and until a successor has been duly elected and qualified, unless prior to such meeting a director shall resign, or his or her directorship shall become vacant due to his or her death or removal.

    The following information with respect to the principal occupation and business experience and other affiliations of the directors during the past five years has been furnished to the Company by the directors. All ages are given as of the Record Date. All of the directors named below who were not previously directors of Travelers Group have been directors of the Company since October 8, 1998. Set forth below are periods of Board membership with the Company and Citicorp, as applicable, prior to the Citicorp Merger. Directors' terms with the Company as stated below include periods of Board membership with the Company under its prior name, Travelers Group, as well as with Commercial Credit Company ("CCC"), a predecessor corporation of the Company.

    Directors are not eligible to stand for re-election after reaching the age of 72 except for Mr. Pearson who will not be eligible to stand for re-election after reaching the age of 75.

    The following seventeen individuals have been nominated for election at the Annual Meeting for a term ending 2000:

C. MICHAEL ARMSTRONG    CHAIRMAN AND CHIEF EXECUTIVE OFFICER
60                      AT&T CORP.
                        -          Officer, International Business Machines Corporation--1961 to
                                     1992
                                     Member, IBM Management Committee
                                     Chairman, IBM World Trade Corporation
                        -          Chairman and Chief Executive Officer, Hughes Electronic
                                   Corporation--1992 to 1997
                        -          Chairman and Chief Executive Officer, AT&T Corp.--1997
                        -          Travelers Group director since 1993
                        -          Other Directorships: Thyssen-Bornemisza Group (Supervisory
                                   Board)
[PHOTO]                 -          Other Activities: Board of Trustees of John's Hopkins
                                   University, Yale School of Management (advisory board),
                                   President's Export Council (Chairman), Council on Foreign
                                   Relations, National Security Telecommunications Advisory
                                   Committee, Defense Policy Advisory Committee on Trade and
                                   Carnegie Hall

ALAIN J.P. BELDA        PRESIDENT AND CHIEF OPERATING OFFICER
55                      ALCOA INC.
                        -          Joined Alcoa--1969
                                   President, Alcoa Aluminio SA (Brazil)--1979 to 1994
                        -          Vice President--1982 to 1991
                        -          President, Alcoa (Latin America)--1991 to 1994
                        -          Executive Vice President--1994 to 1995
                        -          Vice Chairman--1995 to 1997
                        -          President and Chief Operating Officer--1997
                        -          Citicorp director 1997 to 1998
[PHOTO]                 -          Other Directorships: Cooper Industries, Inc. and Alcoa Inc.

KENNETH J. BIALKIN      PARTNER
69                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                        -          Joined Skadden, Arps, Slate, Meagher & Flom LLP in 1988
                        -          Travelers Group director since 1986
                        -          Other Directorships: TAP, The Municipal Assistance Corporation
                                   for the City of New York, Oshap Technologies, Ltd., Tecnomatix
[PHOTO]                            Technologies Ltd. and Sapiens International Corporation N.V.
                        -          Other Activities: Carnegie Hall, New School University (Visiting
                                   Committee, Graduate Faculty), American Jewish Historical Society
                                   (President), America-Israel Friendship League (Chairman) and
                                   Council on Foreign Relations

KENNETH T. DERR         CHAIRMAN AND CHIEF EXECUTIVE OFFICER
62                      CHEVRON CORPORATION
                        -          Joined Chevron Corporation--1960
                        -          Assistant to the President--1969
                        -          Vice President--1972
                        -          President and Chief Executive Officer, Chevron USA Inc.--1979 to
                                   1984
                        -          Director, Chevron Corporation--1981
                        -          Vice Chairman--1985 to 1988
                        -          Chairman and Chief Executive Officer--1989
                        -          Citicorp director--1987 to 1998
                        -          Other Directorships: AT&T Corp. and Potlatch Corporation
[PHOTO]                 -          Other Activities: American Petroleum Institute (Director), The
                                   Business Council, The Business Roundtable and The California
                                   Business Roundtable

JOHN M. DEUTCH          INSTITUTE PROFESSOR
60                      MASSACHUSETTS INSTITUTE OF TECHNOLOGY
                        -          Director, Energy Research of the U.S. Department of Energy--1978
                        -          Under Secretary, U.S. Department of Energy--1979 to 1980
                        -          Dean of Science, M.I.T.--1982 to 1985
                        -          Provost and Karl T. Compton Professor of Chemistry,
                                   M.I.T.--1985 to 1990
                        -          Institute Professor, M.I.T.--1990
                        -          Under Secretary, Department of Defense--1993
                        -          Deputy Secretary, Department of Defense--1994
                        -          Director of Central Intelligence Agency--1995 to 1996
                        -          Citicorp and Citibank, N.A. director--1987 to 1993 and 1996 to
                                   1998
[PHOTO]                 -          Other Directorships: Ariad Pharmaceuticals, Inc., CMS Energy,
                                   Cummins Engine Company, Inc., Raytheon Company and Schlumberger,
                                   Ltd.

ANN DIBBLE JORDAN       CONSULTANT
64                      -          Director of Social Services of Chicago Lying-in Hospital--1970
                                   to 1985
                        -          Field Work Associate Professor at the School of Social Service
                                   Administration of the University of Chicago--1970 to 1987
                        -          Director of the Department of Social Services for the University
                                   of Chicago Medical Center--1986 to 1987
                        -          Travelers Group director since 1989
[PHOTO]                 -          Other Directorships: Johnson & Johnson Corporation, the National
                                   Symphony Orchestra, The Phillips Gallery, Child Welfare League,
                                   Automatic Data Processing, Inc. and the Salant Corp.

REUBEN MARK             CHAIRMAN AND CHIEF EXECUTIVE OFFICER
60                      COLGATE-PALMOLIVE COMPANY
                        -          Joined Colgate-Palmolive Company--1963
                        -          President and General Manager (Venezuela and Canada)--1970 to
                                   1974
                        -          Vice President and General Manager--1974 to 1979
                        -          Group Vice President--1979 to 1981
                        -          Executive Vice President--1981 to 1983
                        -          Director, Colgate-Palmolive Company--1983
                        -          President (Chief Operating Officer)--1983 to 1984
                        -          Chief Executive Officer--1984 to 1986
                        -          Chairman of the Board and Chief Executive Officer--1986
                        -          Citicorp and Citibank, N.A. director--1996 to 1998
[PHOTO]                 -          Other Directorships: Pearson plc and Time Warner Inc.

MICHAEL T. MASIN        VICE CHAIRMAN
54                      PRESIDENT INTERNATIONAL
                        DIRECTOR
                        GTE CORPORATION
                        -          Partner, O'Melveny and Myers--1976 to 1993
                        -          Vice Chairman, GTE Corporation--1993
                        -          President International, GTE Corporation--1995
                        -          Travelers Group director since 1997
                        -          Other Directorships: Compania Nacional Telefonos de Venezuela,
                                   BCT. Telus Communications, Inc., and Puerto Rican Telephone
                                   Company
[PHOTO]                 -          Other Activities: Board of Trustees of Carnegie Hall, Keck
                                   Foundation and China-American Society; Business Committee of
                                   Board of Trustees of the Museum of Modern Art, and Dean's
                                   Council of Dartmouth College

DUDLEY C. MECUM         MANAGING DIRECTOR
64                      CAPRICORN HOLDINGS, LLC
                        -          Managing Partner, KPMG LLP (New York office)--1979 to 1985
                        -          Partner, G.L. Ohrstrom & Co.--1989 to 1996
                        -          Managing Director, Capricorn Holdings, LLC--1997
                        -          Travelers Group director since 1986
[PHOTO]                 -          Other Directorships: TAP, Dyncorp, Vicorp Restaurants, Inc.,
                                   Lyondell Companies, Inc., Suburban Propane Partners, MLP and CCC
                                   Information Services, Inc.

RICHARD D. PARSONS      PRESIDENT
50                      TIME WARNER INC.
                        -          Assistant and First Assistant Counsel to the Governor, State of
                                   New York--1971 to 1974
                        -          Deputy Counsel to the Vice President, Office of the Vice
                                   President of the United States--1975
                        -          General Counsel and Associate Director, Domestic Council, White
                                   House--1975 to 1977
                        -          Associate, Partner and Managing Partner, Patterson, Belknap,
                                   Webb & Tyler--1977 to 1988
                        -          President and Chief Operating Officer, Dime Savings Bank of New
                                   York--1988 to 1990
                        -          Chairman and Chief Executive Officer, Dime Savings Bank of New
                                   York--1991 to 1995
                        -          Director, Time Warner Inc.--1991
                        -          President, Time Warner Inc.--1995
                        -          Citicorp and Citibank, N.A. director 1996 to 1998
[PHOTO]                 -          Other Directorships: Philip Morris Companies, Inc.

ANDRALL E. PEARSON      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
73                      TRICON GLOBAL RESTAURANTS, INC.
                        -          President, Pepsico, Inc.--1970 to 1984
                        -          Professor, Harvard Business School--1985
                        -          General Partner, Clayton, Dubilier & Rice, Inc.--1992 to 1997
                                   Chairman of the Board and Director, Alliant Foodservice Inc., a
                                     subsidiary of Clayton, Dubilier & Rice, Inc.
                                     Director, KINKO's Inc., a subsidiary of Clayton, Dubilier &
                                     Rice, Inc.
                        -          Chairman and Chief Executive Officer, Tricon Global Restaurants,
                                   Inc.--1997
                        -          Travelers Group director since 1986
[PHOTO]                 -          Other Directorships: DBT-On-Line

JOHN S. REED            CHAIRMAN
60                      CO-CHIEF EXECUTIVE OFFICER
                        CITIGROUP INC.
                        CITICORP AND CITIBANK, N.A.
                        -          Joined Citibank, N.A.--1965
                        -          Head, Individual Bank--1975
                        -          Vice Chairman, Citicorp and Citibank, N.A.--1982
                        -          Chairman and Chief Executive Officer, Citicorp and Citibank,
                                   N.A.-- 1984
                        -          Chairman and Co-Chief Executive Officer, Citigroup Inc.--1998
                        -          Director, Citicorp, Citibank, N.A.--1982
                        -          Other Directorships: Monsanto Company and Philip Morris
                                   Companies, Inc.
[PHOTO]                 -          Other Activities: The Business Council and The New York Clearing
                                   House Association, L.L.C.

ROBERT B. SHAPIRO       CHAIRMAN AND CHIEF EXECUTIVE OFFICER
60                      MONSANTO COMPANY
                        -          Joined G.D. Searle & Co. (subsequently acquired by Monsanto
                                   Company)--1979
                        -          President, The NutraSweet Group (a division of G.D. Searle &
                                   Co.)-- 1982 to 1985
                        -          Chairman and Chief Executive Officer, The NutraSweet Company (a
                                   subsidiary of Monsanto Company)--1985 to 1990
                        -          President, The Agricultural Group (a division of Monsanto
                                   Company)-- 1990 to 1993
                        -          President and Chief Operating Officer, Monsanto Company--1993 to
                                   1995
                        -          Director, Monsanto Company--1993
                        -          Chairman and Chief Executive Officer, Monsanto Company--1995
                        -          Citicorp and Citibank, N.A. director--1994 to 1998
[PHOTO]                 -          Other Directorships: Silicon Graphics, Inc.

FRANKLIN A. THOMAS      FORMER PRESIDENT
64                      THE FORD FOUNDATION
                        -          President, Bedford-Stuyvesant Restoration Corporation--1967 to
                                   1977
                        -          Private practice of law--1978 to 1979
                        -          President, The Ford Foundation--1979 to 1996
                        -          Citicorp and Citibank, N.A. director--1970 to 1998
[PHOTO]                 -          Other Directorships: Alcoa, Inc., Cummins Engine Company, Inc.,
                                   Lucent Technologies, Inc., Pepsico, Inc. and CONOCO Inc.

SANFORD I. WEILL        CHAIRMAN
65                      CO-CHIEF EXECUTIVE OFFICER
                        CITIGROUP INC.
                        -          Founding Partner, Shearson Lehman Brothers Inc.'s predecessor partnership--1960 to 1965
                        -          Chairman of the Board and Chief Executive Officer, or a
                                   principal executive officer, Shearson Lehman Brothers Inc.--1965 to 1984
                        -          Chairman of the Board, Shearson Lehman Brothers Holdings Inc.--
                                   1984 to 1985
                        -          Chairman of the Board and Chief Executive Officer, American
                                   Express Insurance Services, Inc.--1984 to 1985
                        -          President, American Express Company--1983 to 1985
                        -          Chairman of the Board and Chief Executive Officer, Travelers
                                   Group (and its predecessor, CCC)--1986
                        -          President--1986 to 1991
                        -          Chairman and Co-Chief Executive Officer, Citigroup Inc.--1998
                        -          Travelers Group director since 1986
                        -          Other Directorships: TAP, AT&T Corp. and E.I. du Pont de Nemours
                                   & Company
[PHOTO]                 -          Other Activities: The Business Roundtable, The Business Council,
                                   Board of Trustees, Carnegie Hall (Chairman), Baltimore Symphony
                                   Orchestra (director), Board of Governors of New York Hospital,
                                   Board of Overseers of the Joan and Sanford I. Weill Medical
                                   College & Graduate School of Medical Sciences of Cornell
                                   University (Chairman), The New York and Presbyterian Hospitals
                                   (Trustee), Cornell University's Johnson Graduate School of
                                   Management Advisory Board, Cornell University (Trustee
                                   Emeritus), National Academy Foundation (Chairman), United States
                                   Treasury Department's Working Group on Child Care

EDGAR S. WOOLARD, JR.   FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER
64                      E.I. DU PONT DE NEMOURS & COMPANY
                        -          Joined E.I. du Pont de Nemours & Company--1957
                        -          Executive Vice President and Director--1983
                        -          Vice Chairman--1985
                        -          President and Chief Operating Officer--1987
                        -          Chairman and Chief Executive Officer--1989
                        -          Chairman--1995 to 1997
                        -          Citicorp director--1987 to 1998
                        -          Other Directorships: Apple Computer, Inc.
[PHOTO]                 -          Other Activities: The Business Council

ARTHUR ZANKEL           GENERAL PARTNER
67                      FIRST MANHATTAN CO.
                        -          Joined First Manhattan Co.--1965
                        -          Travelers Group director since 1986
                        -          Other Directorships: TAP, Vicorp Restaurants, Inc. and Fund
                                   American Enterprises Holdings, Inc.
[PHOTO]                 -          Other Activities: Skidmore College (Trustee), Carnegie Hall
                                   (Trustee), New York Foundation (Trustee) and UJA-Federation
                                   (Trustee)

THE HONORABLE           FORMER PRESIDENT OF THE UNITED STATES
GERALD R. FORD,         -          Vice President of the United States--December 1973 through
HONORARY DIRECTOR*                 August 1974
85                      -          President of the United States--August 1974 through January 1977
                        -          Travelers Group director or Honorary Director since 1986
                        -          Other Positions: National Association of Securities Dealers,
                                   Inc. (Director), Chase Bank of Texas (Advisory Director) and
                                   American Express Company (Advisor to the Board)
[PHOTO]                 *          The Hon. Gerald R. Ford is an honorary director and as such is appointed by the Board and does not stand for election.

MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors met nine times during 1998, seven times prior to the Citicorp Merger and twice following the Citicorp Merger. Each director who was prior to the Citicorp Merger a director of the Company and each director who was prior to the Citicorp Merger a director of Citicorp attended at least 75 percent of the aggregate number of the respective meetings of the Board of Directors and Board Committees of which he or she was a member (during the period that he or she served as a director) during 1998.

COMMITTEES OF THE BOARD OF DIRECTORS

    Following the Citicorp Merger, the Committees of the Board of Directors of the Company were, in some cases, renamed, and in all cases, reconstituted, with new Board members replacing departing members. Set forth below are the current members and functions of the standing committees of the Board of Directors, the number of meetings of each Committee both before and after the Citicorp Merger, the number of meetings of the equivalent committees of Citicorp during 1998 prior to the Citigroup Merger and a list of continuing members.

    EXECUTIVE COMMITTEE. The members of the Committee are Messrs. Reed (Chairman), Weill (Chairman), Bialkin, Derr, Mecum, Thomas, Woolard and Zankel. The Committee acts on behalf of the Board should an urgent matter arise that requires a decision before the Board is next scheduled to meet and when scheduling makes it difficult to convene the entire Board. The Executive Committee met once during the period between the Citicorp Merger and year end. Prior to the Citicorp Merger, the Board of Directors had an Executive Committee with substantially similar responsibilities to the Executive Committee, the continuing members of which were Messrs. Bialkin, Weill and Zankel and which met four times during 1998.

    AUDIT COMMITTEE. The members of the Committee are Messrs. Mecum (Chairman), Armstrong, Belda, Derr, Deutch, Mark and Masin. The Committee, composed entirely of non-management directors, reviews the audit plans and findings of the independent auditors and the Company's internal audit and risk review staff, the results of regulatory examinations, and tracks management's corrective action plans where necessary. It reviews the Company's accounting policies and controls; compliance programs as well as significant tax and legal matters; and recommends to the Board the annual appointment of independent auditors. It also reviews the Company's risk management processes. Subcommittees of the Audit Committee, composed entirely of members of the Citigroup Audit Committee, cover the corporate and investment banking businesses, and the consumer business of Citigroup. In addition, TAP has a separate audit committee, the members of which are non-management directors of TAP. The Audit Committee met once during the period between the Citicorp Merger and year end. Prior to the Citicorp Merger, the Board of Directors had an Audit Committee with substantially similar responsibilities to the Committee, the continuing members of which were Messrs. Armstrong and Mecum and which met four times during 1998. Citicorp's Audit Committee, the continuing members of which were Messrs. Belda, Deutch and Mark, met twice during 1998 prior to the Citicorp Merger.

    RISK, CAPITAL AND SUBSIDIARIES COMMITTEE. The members of the Committee are Messrs. Derr (Chairman), Armstrong, Belda, Mecum, Parsons, Pearson, Woolard and Zankel. The Committee, composed entirely of non-management directors, reviews, on a periodic basis, certain substantive risks identified to it by the Company's senior management; the Company's capital structure and significant investments; and the financial position of principal subsidiaries, the Company's subsidiary structure, processes for managing subsidiaries and the conduct of subsidiaries and affiliates in providing fiduciary and investment services. The Committee did not meet during the period between the Citicorp Merger and year end. Prior to the Citicorp Merger, the Board of Directors had a Finance Committee with substantially similar responsibilities to the Committee, the continuing members of which were Messrs. Armstrong, Pearson and Zankel and which met once. Citicorp's Committee on Subsidiaries/Capital, the continuing members of which were Messrs. Belda, Derr, Parsons and Woolard, met twice during 1998 prior to the Citicorp Merger.

    PUBLIC AFFAIRS COMMITTEE. The members of the Committee are Messrs. Thomas (Chairman), Bialkin, Deutch, Mark, Masin and Shapiro and Ms. Jordan. The Committee, composed entirely of non-management directors, reviews the Company's relationship with external constituencies and the Company's policies, postures and programs which relate to public issues of significance to the Company and the public at large. The Committee did not meet during the period between the Citicorp Merger and year end. Prior to the Citicorp Merger, the Board of Directors had an Ethics and Public Affairs Committee with substantially similar responsibilities to the Committee, the continuing members of which were Messrs. Bialkin and Masin and Ms. Jordan and which met once during 1998. Citicorp's Public Issues Committee, the continuing members of which were Messrs. Deutch and Thomas, met twice during 1998 prior to the Citicorp Merger.

    PERSONNEL, COMPENSATION AND DIRECTORS COMMITTEE. The members of the Committee are Messrs. Zankel (Chairman), Bialkin, Parsons, Pearson, Shapiro, Thomas and Woolard and Ms. Jordan. The Committee, composed entirely of non-management directors, is responsible, among other things, for evaluating the efforts of the Company and of the Board of Directors to maintain effective corporate governance practices and identifying candidates for election to the Board of Directors. The Committee will consider candidates suggested by directors or stockholders. Nominations from stockholders, properly submitted in writing to the Secretary of the Company, will be referred to the Committee for consideration. The Committee sets the compensation of the Chief Executive Officers and reviews the compensation actions for senior management, which includes the Management Committee, members of the business planning groups and the most senior members of corporate staff. Further, the Committee approves broad-based and special compensation plans across the Company. The Committee met three times during the period between the Citicorp Merger and year end. Prior to the Citicorp Merger, the Board of Directors had a Nominations, Compensation and Corporate Governance Committee with substantially similar responsibilities to the Committee, the continuing members of which were Messrs. Bialkin, Pearson and Zankel and Ms. Jordan and which met six times during 1998. Citicorp's Personnel Committee, the continuing members of which were Messrs. Thomas and Woolard, met four times during 1998 prior to the Citicorp Merger.

    INCENTIVE COMPENSATION SUBCOMMITTEE. The members of the Subcommittee are Messrs. Zankel (Chairman), Parsons, Pearson, Shapiro, Thomas and Woolard and Ms. Jordan. The Subcommittee, comprised of "outside directors" (as such term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")) who are also "Non-Employee Directors" (as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended) establishes compensation for the Chief Executive Officers and certain other senior executives and has the exclusive authority to approve all compensation for Section 16(a) Persons and the executives required to be named in the Summary Compensation Table in the Company's annual proxy statement (the "Covered Employees"). The Subcommittee met three times during the period between the Citicorp Merger and year end. Prior to the Citicorp Merger, the Board of Directors had an Incentive Compensation Subcommittee with substantially similar responsibilities to the Subcommittee, the continuing members of which were Messrs. Pearson and Zankel and Ms. Jordan and which met three times during 1998.

PERSONNEL, COMPENSATION AND DIRECTORS COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION AND CERTAIN RELATIONSHIPS

    The persons named above under the caption "Election of Directors--Committees of the Board of Directors--Personnel, Compensation and Directors Committee" were the only members of such committee during 1998, other than the Honorable Gerald
R. Ford, who became an honorary director in October 1998 and does not serve on any committees of the Board; Linda Wachner, who retired from the Board of Directors on October 8, 1998; and Mr. Masin who, following the Citicorp Merger, became a member of the Audit Committee. Mr. Bialkin, a member of the Committee, is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, which performs legal services for the Company and its subsidiaries from time to time. Mr. Shapiro, a member of the Committee, is an executive officer of Monsanto Company of which Mr. Reed is a director. Mr. Weill's son, Marc P. Weill, is an executive officer of the Company.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS A DIRECTOR OF THE COMPANY. Assuming the presence of a quorum, directors shall be elected by a plurality of the votes cast at the Annual Meeting by holders of Common Stock and Voting Preferred Stock, voting as a single class, for the election of directors. Under applicable Delaware law, in tabulating the vote, broker nonvotes, if any, will be disregarded and will have no effect on the vote.

                             EXECUTIVE COMPENSATION

REPORT OF THE PERSONNEL, COMPENSATION AND DIRECTORS COMMITTEE ON EXECUTIVE
  COMPENSATION

    COMMITTEE RESPONSIBILITIES. The Personnel, Compensation and Directors Committee is responsible, among other things, for evaluating the efforts of the Company and of the Board of Directors to maintain effective corporate governance practices and identifying candidates for election to the Company's Board of Directors. The Committee will consider candidates suggested by directors or stockholders. Nominations from stockholders, properly submitted in writing to the Secretary of the Company, will be referred to the Committee for consideration. The Committee sets the compensation of the Chief Executive Officers and reviews the compensation actions for senior management, which includes the Management Committee, members of the business planning groups and the most senior members of corporate staff. Further, the Committee approves broad-based and special compensation plans across the Company. In executing its compensation responsibilities, the Committee utilizes the assistance of an independent compensation consulting firm.

    No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. One member, Mr. Bialkin, is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, which performs legal services for the Company and its subsidiaries from time to time. Therefore, decisions regarding compensation actions for any executives covered by Section 16(a) of the Securities Exchange Act are made by the Incentive Compensation Subcommittee of which Mr. Bialkin is not a member.

    STATEMENT OF PHILOSOPHY. The Company seeks to attract and retain highly qualified employees at all levels, and in particular, those whose performance is most critical to the Company's success. To accomplish this, the Company is willing to provide superior compensation for superior performance. Such performance is generally measured on the performance of a business unit or on the performance of the Company as a whole, or using both criteria, as the nature of an executive's responsibilities may dictate. In assessing performance, the Committee considers both quantitative and qualitative factors. Factors considered include earnings, earnings per share, return on equity, return on capital, return on assets, balance sheet and capital strength, risk containment, franchise expansion, customer satisfaction, adherence to corporate values and contributions to both operating unit and Company-wide achievement. In conducting its assessment, the Committee reviews changes in the Company's and its individual business units' overall financial results over time, as well as similar data for comparable companies to the extent available. The Co-Chief Executive Officers present to the Committee their assessment of executives, their accomplishments, and individual and corporate performance.

    STOCK OWNERSHIP COMMITMENT. It is the Company's longstanding policy to strongly encourage stock ownership by both directors and senior management as it serves to closely align the interests of management with those of the stockholders. As such, ownership is encouraged in the following ways:

    - at least 50% of the director fees are paid in Company stock

    - a broad group of employees, including all members of senior management, are paid a significant portion of annual bonus in the form of forfeitable, restricted Company stock

    - more than 32,000 employees were provided the opportunity to own stock through participation in the recent "Founders Grant" under which they received stock options to mark the establishment of Citigroup

    - employees below the senior executive group are provided the opportunity to own stock through various programs such as the Stock Purchase Plans, the Savings Plan, the Savings Incentive Plan and the WealthBuilder Program

    As noted above, to further underscore the Company's commitment to stock ownership, all members of the Board of Directors and senior executives have committed to hold at least 75% of any Company stock previously granted, currently owned or awarded to them in the future as long as they remain directors or senior executives (the "Stock Ownership Commitment"). Charitable gifts, limited estate planning transactions, and transactions with the Company in connection with participation in stock option and restricted stock plans are exempted from this commitment. The Committee believes that this long-term commitment to employee stock ownership has played, and will continue to play a significant part in driving the Company's success in creating value for its stockholders.

    COVERED EMPLOYEE COMPENSATION. To secure the deductibility of bonuses awarded to the five continuing executives (the "Covered Employees") named in the Summary Compensation Table that follows this report, bonuses to these executives have been awarded under the Executive Performance Compensation Plan (the "Compensation Plan"). The plan was approved by stockholders in 1994 and establishes certain performance criteria for determining the maximum amount of bonus compensation available for the Covered Employees. Under the Compensation Plan, the creation of any bonus pool for Covered Employees is contingent upon the Company achieving at least a 10% return on equity, as defined in the plan. The amount of the bonus pool is calculated based upon the extent to which the return on equity equals or exceeds the 10% minimum threshold.

    The Compensation Plan further establishes that the maximum award for the Chief Executive Officer is 25.2% of the bonus pool, and for awards to each of the other Covered Executives, 18.7%. The Committee nevertheless has the discretion to reduce or eliminate payments under the Compensation Plan to account for results relative to subjective factors, including an executive's individual performance.

    The maximum bonus pool for 1998 for the Chief Executive Officers and the three other most highly compensated executives of the Company was approximately $94.6 million. The amounts awarded to these Covered Executives is set forth in the Summary Compensation Table below and totals approximately $29 million.

    Pending approval by stockholders of Item 4 contained in the Proxy Statement, the Compensation Plan will be superseded by the Citigroup 1999 Executive Performance Plan.

    COMPONENTS OF COMPENSATION. Compensation of executive officers consists of base salary, discretionary bonus awards, a significant portion of which is paid in forfeitable restricted stock, and stock option grants. Executive officers also participate in benefit plans available to employees generally. Examination of competitors' pay practices is conducted periodically to ensure that the Company's compensation policies continue to enable it to attract outstanding new people, and motivate and retain current valuable employees. As 1998 was a transition year, and consistent with Citicorp's and Travelers Group's prior practices, for former Citicorp and Travelers Group executives, approximately 25% of their bonus was paid in restricted stock units and restricted stock, respectively.

    Bonuses are discretionary (subject to certain maximum amounts as specified above for the executive officers under the Compensation Plan) and generally represent a substantial part of total compensation for the Company's executives. Because a percentage of the bonus is awarded in the form of forfeitable restricted stock, bonus awards are not only a short-term cash reward but also a long-term incentive related directly to the enhancement of stockholder value. The restricted period applicable to awards of restricted stock to executives has been three years in furtherance of the long-term nature of such compensation.

    The Company also takes all reasonable steps to obtain the fullest possible corporate tax deduction for all forms of compensation paid to its executives by qualifying under Section 162(m) of the Code, provided such steps are in the best interests of stockholders.

    1998 COMPENSATION. 1998 was a milestone year for the Company, marked by the merger of two successful companies, Citicorp and Travelers Group, into a financial services firm of great product and marketplace breadth, and financial strength. With the merger, the Company became the world's leading financial services firm, with approximately 100,000,000 customers and equity capitalization of nearly

$43 billion at year-end 1998. The most critical objective for the year was the successful completion of the merger, which was followed by intense efforts by all senior executives working together to achieve the transition.

    In addition to the merger, and its effects, as well as the factors discussed in the "STATEMENT OF PHILOSOPHY," the Committee considered the following in determining senior executive compensation: disappointing earnings performance for the Company as a whole; continued strong growth in the Consumer businesses, and the early and active implementation of cross-selling initiatives across them; and aggressive restructuring and expense reduction efforts initiated across all businesses.

    The Committee believes that the leadership of Mr. Reed and Mr. Weill was central to executing the merger and for laying the foundation for capitalizing on the business promise envisaged in bringing Citicorp and Travelers Group together. As 1998 was a transition year, and consistent with Citicorp's and Travelers Group's prior practices, approximately 25% of Mr. Reed's bonus was deferred into restricted stock units under a former Citicorp deferral plan, and approximately 25% of Mr. Weill's total cash was deferred into forfeitable restricted stock under the CAP Plan. Further, Mr. Reed and Mr. Weill each received options under the Founders Grant in which over 32,000 employees participated globally in recognition of the inauguration of Citigroup.

           THE PERSONNEL, COMPENSATION AND DIRECTORS COMMITTEE:

ARTHUR ZANKEL (Chairman)           ANDRALL E. PEARSON
KENNETH J. BIALKIN                 ROBERT B. SHAPIRO
ANN DIBBLE JORDAN                  FRANKLIN THOMAS
RICHARD D. PARSONS                 EDGAR S. WOOLARD, JR.

COMPENSATION

    The tables on pages 19 to 32 set forth a profile of the Company's executive compensation and show, among other things, salaries and bonuses paid during the last three years, options granted with respect to 1998 and aggregate option exercises in 1998 for each Chairman and Co-Chief Executive Officer, each of the three other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year (the "Named Executive Officers") and one individual who would have been a Named Executive Officer but for the fact that such individual was not serving as an executive officer at the end of the last completed fiscal year (the "Former Executive Officer"). These tables are specified by current SEC requirements.

SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth compensation paid by the Company and its subsidiaries to each Chairman and Co-Chief Executive Officer, the Named Executive Officers and the Former Executive Officer for services rendered to the Company and its subsidiaries in all capacities during each of the fiscal years ended December 31, 1998, 1997 and 1996. The format of this table has been established by the SEC. All share numbers in the column entitled "Securities Underlying Stock Options (number of shares)" and in the footnotes to the table have been restated to the extent necessary to give effect to the two stock dividends declared and paid during 1996 and the stock dividend paid during 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                                          LONG-TERM
                                                                                                     COMPENSATION AWARDS
                                                       ANNUAL COMPENSATION                   ------------------------------------
                                       ----------------------------------------------------               SECURITIES
                                                                                  OTHER      RESTRICTED   UNDERLYING    ALL OTHER
                                                                                 ANNUAL        STOCK     STOCK OPTIONS   COMPEN-
     NAME AND PRINCIPAL POSITION                                              COMPENSATION     AWARDS     (NUMBER OF     SATION
             AT 12/31/98                 YEAR      SALARY ($)    BONUS ($)       ($)(A)        ($)(B)     SHARES) (C)    ($)(D)
-------------------------------------  ---------  ------------  ------------  -------------  ----------  -------------  ---------

John S. Reed (E)(F)..................       1998  $  1,666,667  $  7,858,333            $0           $0     1,750,000   $  90,400
  Chairman and                              1997     1,500,000     2,500,000             0            0       750,000      90,000
  Co-Chief Executive Officer                1996     1,466,667     2,000,000             0            0       455,000      88,000

Sanford I. Weill.....................       1998     1,025,000     6,167,816       237,253    3,109,579     7,611,865       2,520
  Chairman and                              1997     1,025,000     6,168,034       260,269    3,109,288    12,044,127       1,404
  Co-Chief Executive Officer                1996     1,025,000     5,053,786       250,921    2,594,952    10,445,242       2,404

Michael A. Carpenter.................       1998       600,000     1,560,027             0      853,297       738,801         576
  Co-Chief Executive Officer, Global        1997       600,000     1,110,000             0      653,289       250,496         576
  Corporate and Investment Bank             1996       600,000       772,500             0      503,296       174,742         348

Robert I. Lipp (G)(H)................       1998       600,000     2,985,034       113,402    1,486,621     1,215,349       1,404
  Co-Chief Executive Officer,               1997       600,000     2,985,003       145,347    1,486,662     1,052,042         900
  Global Consumer Businesses                1996       600,000     2,685,022         5,333    1,353,301     1,067,181       1,900

Deryck C. Maughan (I)(J).............       1998       850,385     3,072,407             0    1,636,790       500,000           0
  Vice Chairman                             1997       825,000     3,875,000             0    2,498,990       900,000           0
                                            1996       825,000     8,595,000             0    1,874,998             0           0

James Dimon (K)......................       1998       650,000     4,300,000             0            0     1,082,457         204
                                            1997       650,000     4,599,750         5,653    2,200,286     2,747,116         204
                                            1996       650,000     3,845,643         5,333    1,872,476     1,812,939       1,204

------------------------

(A) Except as set forth in this column, none of the executive officers received other annual compensation during 1998 required to be set forth in this column. The aggregate amount set forth for Mr. Weill for 1998 includes $42,952 for use of Company transportation and for Mr. Lipp includes $33,573 for housing expenses while away from home and $19,389 for use of Company transportation. Amounts shown do not include amounts expended by the Company pursuant to plans (including group life, health and international service) that do not discriminate in scope, terms or operation in favor of executive officers or directors of the Company and that are generally available to all salaried employees.

(B) Restricted stock awards are made under the Company's CAP Plan, other than those made to Mr. Lipp for 1996 and 1997, which were made under the TAP Capital Accumulation Plan ("TAP CAP") and to Mr. Maughan for 1997 which was made under Salomon EPP. The CAP Plan provides for payment, mandatory as to senior executives and certain others within the Company and certain of its subsidiaries, of a portion of compensation in the form of awards of restricted stock discounted (currently 25%) from market value in order to reflect the impact of the restrictions on the value of the restricted stock as well as the possibility of forfeiture. Under the current award formula in effect under the CAP Plan

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

    for corporate executives, the following percentages of annual compensation are payable in the form of shares of restricted stock:

                                                                            % IN RESTRICTED
ANNUAL COMPENSATION                                                              STOCK
------------------------------------------------------------------------  --------------------

Up to $200,000                                                                    10%

$200,001 to $400,000                                                              15%

$400,001 to $600,000                                                              20%

Amounts over $600,000                                                             25%

    Annual compensation generally consists of salary and incentive awards. The recipient of restricted stock is not permitted to sell, assign or otherwise dispose of such stock (except by will or the laws of descent and distribution) for a period of three years from the date of award. Upon expiration of the applicable restricted period, and assuming the recipient's continued employment with the Company, the shares of restricted stock become fully vested and freely transferable, subject to the Stock Ownership Commitment. From the date of award, the recipient may vote the restricted stock and receives dividends or dividend equivalents on the shares of restricted stock at the same rate as dividends are paid on all outstanding shares of Common Stock. As of December 31, 1998, including the awards made in January 1999 in respect of 1998, but excluding awards which vested in January 1999, the total holdings of restricted stock under the CAP Plan and the market value at such date of such shares for each of the persons in the Summary Compensation Table were as follows: Mr. Weill: 199,970 shares ($9,936,009.38); Mr. Carpenter: 44,486 shares ($2,210,398.13); Mr. Lipp:
    27,729 shares ($1,377,785.69); Mr. Maughan: 30,530 shares ($1,516,959.38);
    and Mr. Dimon: 101,550 shares ($5,045,765.63). The year-end market price was $49.6875 per share. Mr. Reed did not receive an award of restricted stock in 1998. The number of shares and value of his aggregate restricted stock holdings at December 31, 1998 was 175,000 ($8,695,312.50). To the extent dividends are declared on Common Stock, dividends will be paid on his restricted stock holdings. For 1996 and 1997, Mr. Lipp received restricted stock awards under TAP CAP. See footnote H below.

(C) Prior to the 1,750,000 options awarded him under the Founders Grant (as defined below) in November 1998, Mr. Weill had not received any new option grants since the Company's initial public offering in 1986 except for reload options. The grant of reload options does not change Mr. Weill's net equity position.

(D) Includes supplemental life insurance paid by the Company. With respect to Mr. Reed, includes cash compensation earned in accordance with SIP. Amounts in excess of contribution limits established by the IRS are paid in cash to Mr. Reed.

(E) Mr. Reed became an officer and director of the Company in October 1998 following the Citicorp Merger. As the Citicorp Merger was accounted for as a pooling of interests, the information set forth in this Proxy Statement assumes Mr. Reed's employment by the Company for 1998, 1997 and 1996.

(F) Under the 1994 Citicorp Deferred Compensation Plan, Mr. Reed's annual incentive awards are paid 75% in cash and 25% in share units whose return is equivalent to the return on shares of Common Stock for a period of five years from the date the award was granted, at which time the deferred award is payable in cash unless further deferred. To the extent dividends are declared on the Common Stock, dividend equivalents will be credited on the share units in the form of additional units, which will automatically be reinvested.

(G) It is estimated that approximately 80% of such amounts payable to Mr. Lipp reflect compensation for services provided to TAP and approximately 20% of such amounts reflect compensation for services

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

    rendered to the Company and its affiliates (other than TAP and its subsidiaries). Until October 1998, Mr. Lipp served as Chairman of the Board, Chief Executive Officer and President of TAP. He continues to serve as Chairman of TAP in addition to serving as Co-Chief Executive Officer, Global Consumer Businesses of the Company.

(H) Mr. Lipp is a Covered Employee under the Compensation Plan. The bonus compensation Mr. Lipp received pursuant to the Compensation Plan is inclusive of bonus compensation paid to him for services rendered to both the Company and TAP; however, the portion of his bonus that was payable in restricted stock and awarded for the years 1996 and 1997 was made in shares of Class A Common Stock, $.01 par value per share, of TAP ("TAP Common Stock"), under TAP CAP rather than in shares of Common Stock under the CAP Plan. The terms and provisions of TAP CAP are substantially identical to those of the CAP Plan. As of December 31, 1998, the total holdings of TAP Common Stock under TAP CAP and the market value at such date of such shares for Mr. Lipp were 70,026 shares ($2,170,806). The year-end market price of TAP Common Stock was $31.00 per share.

(I) Mr. Maughan became an officer and director of the Company in December 1997 following the Salomon Merger. As the Salomon Merger was accounted for as a pooling of interests, the information set forth in this Proxy Statement assumes Mr. Maughan's employment by the Company for 1997 and 1996.

(J) In 1997, Mr. Maughan received an award of 53,172 shares of restricted Common Stock under Salomon EPP. Awards under Salomon EPP represent an unfunded, unsecured promise of the Company to deliver shares of Common Stock in the future. Awards made in 1996 and thereafter are generally distributable to participants three years after the date of grant, subject to acceleration in some circumstances and further deferral or forfeiture in others. Salomon EPP incorporates a dividend reinvestment feature, pursuant to which the Company contributes an additional 17.65% of any dividend in order to effect a 15% discount on all dividend reinvestments with respect to awards made prior to 1996. Salomon EPP does not provide a discount for dividend reinvestments with respect to awards made in 1996 and thereafter. Participants' accounts in Salomon EPP are held in a grantor trust. As of December 31, 1998, the total holdings of Common Stock under Salomon EPP and the market value at such date of such shares for Mr. Maughan were 351,020 shares ($17,441,306.25). The year-end market price of Common Stock was $49.6875 per share.

(K) Effective as of November 2, 1998, Mr. Dimon resigned from his position as an executive officer of the Company and its subsidiaries. The Company has entered into a separation agreement with Mr. Dimon dated as of November 2, 1998, certain terms of which are described below.

STOCK OPTIONS GRANTED

    The following table sets forth information with respect to stock options granted during 1998 to each of the executives named in the Summary Compensation Table. The table includes options described as "regular" or "reload"; reload options do not change a participant's equity position. See the description of the reload feature in footnote B to the table below. The "Grant Date Present Value" numbers set forth in the table below were derived by application of a variation of the Black-Scholes option pricing model. The following assumptions were used in employing such model:

       - stock price volatility was calculated by using the weekly closing price of the Company's Common Stock on the NYSE Composite Transactions Tape for the one-year period prior to the grant date of each option;

       - the risk-free interest rate for each option grant was the interpolated market yield on the date of grant on a Treasury bill with a term identical to the subject estimated option life, as reported by the Federal Reserve;

       - the dividend yield (based upon the actual annual dividend rate during 1998) was assumed to be constant over the life of the option;

       - exercise of the option was deemed to occur approximately six months after the date of grant with respect to options that vest six months after the date of grant based upon each individual's historical experience of the average period between the grant date and exercise date and approximately three and one-half years after the date of grant with respect to options that vest at a rate of 20% per year based upon an estimate of the average period between the grant date and exercise date; and

       - the value arrived at through the use of the Black-Scholes model was discounted by 25% to reflect the reduction in value (as measured by the estimated cost of protection) of the options for senior management due to the holding requirements under the Stock Ownership Commitment. For purposes of calculating the discount, a five year holding period was assumed even though each of the individuals may be a member of senior management for more than five years.

    The potential value of options granted depends entirely upon a long-term increase in the market price of the Common Stock: if the stock price does not increase, the options would be worthless and if the stock price does increase, this increase would benefit both option holders and all stockholders.

    In connection with the Citicorp Merger, the Company granted options (the "Founders Grant") to over 32,000 employees. The terms of the options granted under the Founders Grant do not differ from other options granted under the option plans of the Company or Citicorp, except that Citicorp options did not include the reload feature carried by the options granted under the Founders Grant. The reload feature is more fully described in footnote B below. The intent of the Founders Grant is to incent the recipients to continue to contribute to the maximization of stockholder value.

                                                             OPTION GRANTS IN 1998


                                                                     INDIVIDUAL GRANTS(B)(C)
                                 -----------------------------------------------------------------------------------------------
                                                                       % OF
                                   NUMBER OF SECURITIES           TOTAL OPTIONS         EXERCISE OR
                                    UNDERLYING OPTIONS            GRANTED TO ALL         BASE PRICE                 GRANT DATE
                                          GRANTED                   EMPLOYEES              ($ PER     EXPIRATION   PRESENT VALUE
NAME                               (NUMBER OF SHARES)(A)             IN 1998               SHARE)        DATE         ($)(D)
-------------------------------  -------------------------  --------------------------  ------------  -----------  -------------


                                    RELOAD       REGULAR      RELOAD        REGULAR
                                 -------------  ----------  -----------  -------------
John S. Reed...................                  1,750,000                      1.53     $  47.0000      11/2/08     16,930,178
                                                ----------                       ---                               -------------
                                                ----------                       ---                               -------------

Sanford I. Weill...............         35,302                     .03                      50.6875      2/18/03        113,884
                                        30,270                     .03                      54.3750      2/18/03        114,467
                                       635,636                     .55                      62.5000     10/30/02      2,569,580
                                     1,533,604                    1.34                      62.0000     10/30/02      6,161,507
                                     1,021,423                     .89                      62.0000      4/30/03      4,103,735
                                        26,035                     .02                      60.0000      2/18/03        100,405
                                       608,622                     .53                      73.0000     10/30/02      2,947,877
                                       409,811                     .36                      73.0000      4/30/03      1,984,931
                                       674,031                     .59                      61.2500     10/30/02      2,689,900
                                        48,660                     .04                      61.8750      2/18/03        190,498
                                       808,405                     .70                      69.2500      4/30/03      3,550,085
                                        30,066                     .03                      71.6875      2/18/03        135,839
                                                 1,750,000                      1.53        47.0000     11/02/08     16,930,178
                                 -------------  ----------         ---           ---                               -------------
Sub-Total......................      5,861,865   1,750,000        5.11          1.53
                                 -------------  ----------         ---           ---
Total..........................          7,611,865                          6.64                                      41,592,886
                                 -------------------------              -------------                              -------------
                                 -------------------------              -------------                              -------------

Michael A. Carpenter...........         60,109                     .05                      53.5000      2/03/05        231,052
                                        14,810                     .01                      55.7500      2/03/05         58,147
                                        37,158                     .03                      56.0625      2/03/05        145,536
                                        46,169                     .04                      60.5625      2/03/05        188,782
                                        52,432                     .05                      70.3750      2/03/05        241,811
                                        12,628                     .01                      70.3750     11/01/06         58,239
                                        15,495                     .01                      47.0000     11/01/06         57,800
                                                   500,000                       .44        47.0000     11/02/08      4,837,194
                                 -------------  ----------         ---           ---                               -------------
Sub-Total......................        238,801     500,000         .20           .44
                                 -------------  ----------         ---           ---
Total..........................           738,801                             .64                                      5,818,561
                                 -------------------------              -------------                              -------------
                                 -------------------------              -------------                              -------------

Robert I. Lipp.................         23,171                     .02                      50.0000      2/22/03         80,855
                                                   100,000                       .09        49.3750      1/28/08        913,930
                                        19,842                     .02                      54.1250      2/22/03         75,497
                                       109,944                     .10                      61.2500     11/02/02        429,495
                                        53,687                     .05                      61.2500      5/02/03        209,728
                                        45,849                     .04                      61.6250     11/02/02        179,054
                                        16,582                     .01                      61.6250      2/22/03         64,757
                                        22,663                     .02                      61.6250      5/02/03         88,505
                                        29,274                     .03                      61.6250     11/26/04        114,323
                                        34,092                     .03                      61.6250     12/14/05        133,139
                                        13,553                     .01                      61.6250     11/01/06         52,928
                                        89,050                     .08                      69.2500     11/02/02        396,060

                                                                     INDIVIDUAL GRANTS(B)(C)
                                 -----------------------------------------------------------------------------------------------
                                                                       % OF
                                   NUMBER OF SECURITIES           TOTAL OPTIONS         EXERCISE OR
                                    UNDERLYING OPTIONS            GRANTED TO ALL         BASE PRICE                 GRANT DATE
                                          GRANTED                   EMPLOYEES              ($ PER     EXPIRATION   PRESENT VALUE
NAME                               (NUMBER OF SHARES)(A)             IN 1998               SHARE)        DATE         ($)(D)
-------------------------------  -------------------------  --------------------------  ------------  -----------  -------------

                                    RELOAD       REGULAR      RELOAD        REGULAR
                                 -------------  ----------  -----------  -------------
                                        29,665                     .03                      69.2500      2/22/03        131,939
                                        41,817                     .04                      69.2500      5/02/03        185,986
                                        12,304                     .01                      69.2500     11/26/04         54,724
                                        19,786                     .02                      69.0000      2/22/03         88,100
                                        17,868                     .02                      46.6250     11/26/04         66,385
                                        15,513                     .01                      47.0000     11/01/06         56,984
                                                   500,000                       .44        47.0000     11/02/08      4,837,194
                                        20,689                     .02                      43.3750     12/14/05         71,604
                                 -------------  ----------         ---           ---                               -------------
Sub-Total......................        615,349     600,000         .56           .53
                                 -------------  ----------         ---           ---
Total..........................          1,215,349                           1.09                                      8,231,187
                                 -------------------------              -------------                              -------------
                                 -------------------------              -------------                              -------------

Deryck C. Maughan..............                    500,000                       .44        47.0000      11/2/08      4,837,194
                                                ----------                       ---                               -------------
                                                ----------                       ---                               -------------

James Dimon....................         21,594           0         .02                      50.6875      2/19/03         70,559
                                        11,943                     .01                      48.0000      1/25/05         39,617
                                        18,278                     .02                      55.7500      2/19/03         70,400
                                        81,032                     .07                      55.7500      8/28/03        312,105
                                        10,237                     .01                      55.7500      1/25/05         39,429
                                       194,515                     .17                      62.0000     10/30/02        791,495
                                        80,187                     .07                      62.0000      4/30/03        326,286
                                        69,074                     .06                      62.0000      8/28/03        281,067
                                        15,875                     .01                      60.0000      2/19/03         62,006
                                        27,092                     .02                      73.0000     10/30/02        132,882
                                        13,910                     .01                      73.0000      2/19/03         68,226
                                        32,175                     .03                      73.0000      4/30/03        157,814
                                       125,599                     .11                      73.0000      8/28/03        616,043
                                         8,479                     .01                      73.0000      1/25/05         41,588
                                        54,938                     .05                      61.2500     10/30/02        222,050
                                        14,856                     .01                      61.2500      2/19/03         60,046
                                        36,228                     .03                      61.6250     12/14/05        141,481
                                        27,635                     .02                      61.6250     11/01/06        107,923
                                        32,186                     .03                      69.2500     10/30/02        143,151
                                        63,473                     .06                      69.2500      4/30/03        282,303
                                        32,351                     .03                      69.2500     12/14/05        143,885
                                        18,391                     .02                      71.6875      2/19/03         84,155
                                        82,213                     .07                      67.5000      8/28/03        355,896
                                        10,196                     .01                      67.5000      1/25/05         44,138
                                 -------------  ----------         ---                                             -------------
Total..........................      1,082,457           0         .95                                                4,594,545
                                 -------------  ----------         ---                                             -------------
                                 -------------  ----------         ---                                             -------------

------------------------

(A) The number of options outstanding at December 31, 1998 for each person named above is set forth under the heading "Number of Securities Underlying
    Unexercised Options at 1998 Year-End (Number of Shares)--Unexercisable" in the table entitled "Aggregated Option Exercises in 1998 and 1998 Year-End
    Option Value."

                                                                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)


(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

(B) All regular options granted to Messrs. Carpenter, Lipp and Maughan as well as all reload options granted to Messrs. Carpenter, Dimon, Lipp, and Weill were granted under the 1996 Incentive Plan. As more fully described below, the grant of reload options is not automatic, rather it is subject to certain minimum price requirements on the option exercise giving rise to the reload option grant. In addition, if a participant elects to receive a reload option upon an option exercise, the shares issued upon the exercise will be subject to restrictions on transfer for a longer period than if the participant had not elected to receive a reload option.

    The option price of each option granted under the 1996 Incentive Plan is not less than the fair market value of the Common Stock subject to the option, determined in good faith by the Personnel, Compensation and Directors Committee. Under current rules established by the Committee, fair market value is the closing sale price of Common Stock on the NYSE Composite Transactions Tape on the last trading day prior to the date of grant of the option. Options generally vest in cumulative installments of 20% on each anniversary of the date of grant such that the options are fully exercisable on and after five years from the date of grant until ten years following such grant (in the case of non-qualified stock options, which represent all options currently outstanding). The Committee has discretion to establish a different vesting schedule for options granted under the 1996 Incentive Plan. Participants are entitled to tender previously owned shares to pay the exercise price of an option and may direct the Company to withhold shares otherwise issuable upon an option exercise to cover in whole or in part the tax liability associated with such exercise. During the term of the 1996 Incentive Plan, the aggregate number of shares of Common Stock for which option awards may be granted to any one employee under the 1996 Incentive Plan (including reload options) will not exceed thirty six million shares. In connection with the Citigroup 1999 Stock Incentive Plan that is the subject of Item 3 being voted upon by stockholders, the Company has proposed to renew this amount.

    Under the reload feature of the 1996 Incentive Plan, participants who tender shares to pay all or a portion of the exercise price of vested stock options and/or elect to have shares withheld to cover the associated tax liability may be eligible to receive a reload option covering the same number of shares as are tendered and/or withheld for such purposes. Under the 1996 Incentive Plan, such participant may choose to receive either (i) Incremental Shares subject to restrictions on transferability for a period of one year, or such other shorter or longer period as determined by the Committee and no reload option or (ii) Incremental Shares subject to restrictions on transferability for a period of two years, or such other shorter or longer period as determined by the Committee and a reload option. "Incremental Shares" are those shares of Common Stock actually issued to a participant upon the exercise of an option. If a participant exercises an option by paying the exercise price and the withholding taxes entirely in cash, the number of Incremental Shares will equal the number of shares exercised. If, however, a participant exercises an option by surrendering shares of Common Stock ("Surrendered Shares") to pay the exercise price, and/or the participant authorizes the Company to withhold shares to cover the withholding tax liability ("Withheld Shares"), the number of Incremental Shares will equal the number of options exercised minus the sum of the number of Surrendered Shares and the Withheld Shares. Participants may, at the discretion of the Committee, be permitted to transfer their Incremental Shares during the restricted period only under limited circumstances related to estate planning. Further, in order for a participant to receive a reload option in connection with his or her exercise of a vested option, the market price of Common Stock on the date of exercise must equal or exceed the minimum market price level established by the Committee from time to time (the "Market Price Requirement"). The Committee has established that the initial Market Price Requirement will be a market price on the date of exercise equal to or greater than 120% of the price of the option being exercised. If a market price does not equal or exceed the applicable Market Price Requirement, a vested option may be exercised but no reload option will be granted in connection with such exercise.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

    The Committee determines the exercise price for the reload option at the time such reload option is granted, provided that the exercise price may not be less than the fair market value of a share of Common Stock on the date of exercise of the underlying option, and such reload option will have a term equal to the remaining term of the original option, except that the reload option will not be exercisable until six months after its date of grant, unless the Committee determines otherwise.

    Reload options are intended to encourage employees to exercise options at an earlier date and to retain the shares so acquired, in furtherance of the Company's long-standing policy of encouraging increased employee stock ownership. With standard stock options, sale of at least a portion of the stock to be acquired by exercise is often necessitated to cover the exercise price or the associated withholding tax liability. The employee thereby receives fewer shares upon exercise, and also forgoes any future appreciation in the stock sold. By use of previously owned shares to exercise an option, an employee is permitted to gain from the past price appreciation in such shares, and receives a new option at the current market price. The reload option so granted enables the employee to participate in future stock price appreciation with respect to all of the shares exercised. However, the participant may not receive a reload option upon an option exercise unless the Market Price Requirement is met for such exercise and his or her Incremental Shares will be subject to restrictions on transferability for a longer period of time than had such participant not elected to receive a reload option.

(C) The Citicorp 1997 Incentive Plan, under which certain Founders Grant options were awarded, provides for the issuance of options to purchase shares of Common Stock at prices not less than 100% of the market value at the date of grant, incentive stock options, stock appreciation rights, or any other award based on or related to Common Stock, any of which may be granted singly, in combination, or in tandem. Under the Citicorp 1997 Incentive Plan and two predecessor plans, options have been granted to employees for terms of up to 10 years. Generally, 50% of the options granted prior to 1995 are exercisable beginning on the first anniversary and 50% beginning on the second anniversary of the date of grant, and, generally, 50% of the options granted in 1995 and thereafter are exercisable beginning on the third anniversary and 50% beginning on the fourth anniversary of the date of grant. The options granted to Messrs. Reed and Weill under the Citicorp 1997 Incentive Plan have terms of 10 years, vesting 20% per year beginning on the first anniversary of the date of grant. These options also carry a reload feature as described in footnote B above.

(D) Rather than enhance his or her holdings, reload options are intended to enable an employee who exercises an option by tendering previously owned shares to remain in the same economic position (the "Equity Position") with respect to potential appreciation in the Company's Common Stock as if he or she had continued to hold the original option unexercised. As such, reload options meet the Company's objective of fostering continued stock ownership in the Company by its employees, but the receipt thereof by any such employee does not result in a net increase in his or her Equity Position.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

           The table below sets forth the Equity Position of each of the above named continuing executives with respect to options exercised and reload options granted in 1998. The Equity Position of each of such executives has remained constant.

                         NET CHANGES IN EQUITY POSITION
                 RESULTING FROM EXERCISES OF RELOAD OPTIONS(1)

                                                                         ENDING NET EQUITY POSITION
                                                        -------------------------------------------------------------
                                                                                                       NET
                                                                                   NEW               CHANGE
                                                                       NET        RELOAD            IN EQUITY
                                                         OPTIONS      SHARES     OPTIONS      POSITION FROM GRANTS
          NAME                                          EXERCISED    RECEIVED    GRANTED        OF RELOAD OPTIONS
          ----                                          ----------  ----------  ----------  -------------------------
        John S. Reed..................................           0           0           0                  0
        Sanford I. Weill..............................   7,100,165   1,238,300   5,861,865                  0
        Michael A. Carpenter..........................     309,477      70,675     238,801                  0
        Robert I. Lipp................................     751,826     136,477     615,349                  0
        Deryck C. Maughan.............................           0           0           0                  0
------------------------

       (1) The "Options Exercised" column sets forth the number of options exercised by such executive. The "Net Shares Received" sets forth the number of shares such executive actually received upon exercise of the option after subtracting the number of previously owned shares tendered to pay the exercise price and/or withheld to pay taxes on the exercise. The "New Reload Options Granted" column sets forth the number of reload options granted to the executive which is in an amount equal to the number of shares tendered and/or withheld. The "Net Change in Equity Position from Exercises of Reload Options" is the difference between the number of options exercised less the sum of the net shares received and the number of reload options granted (exclusive of fractional shares which cannot be issued).

STOCK OPTIONS EXERCISED

    The following table sets forth, in the aggregate, the number of shares underlying options exercised during 1998 and states the value at year-end of exercisable and unexercisable options remaining outstanding. The "Value Realized" column reflects the difference between the market price on the date of exercise and the market price on the date of grant (which establishes the exercise price for the option) for all options exercised, even though the executive may have actually received fewer shares as a result of the surrender of shares to pay the exercise price or the tax liability, or the withholding of shares to cover the tax liability associated with option exercise. Accordingly, the "Value Realized" numbers do not necessarily reflect what the executive might receive, should he or she choose to sell the shares acquired by the option exercise, since the market price of the shares so acquired may at any time be higher or lower than the price on the exercise date of the option.


                                               AGGREGATED OPTION EXERCISES IN 1998
                                                               AND
                                                   1998 YEAR-END OPTION VALUE


                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED
                                                                         OPTIONS AT              VALUE OF UNEXERCISED
                                       SHARES                           1998 YEAR-END            IN THE MONEY OPTIONS
                                      ACQUIRED        VALUE          (NUMBER OF SHARES)         AT 1998 YEAR-END($)(C)
                                     ON EXERCISE     REALIZED     -------------------------  ----------------------------
NAME                                     (A)         ($) (B)      EXERCISABLE UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------------  -----------  --------------  ----------  -------------  -------------  -------------
John S. Reed.......................           0               $0   1,957,500     2,955,000   $  70,430,469  $  17,571,031
Sanford I. Weill (D)...............   7,100,165      156,553,251   4,988,092     2,588,471               0      4,703,125
Michael A. Carpenter...............     309,477        7,448,867      98,138       850,555               0     10,907,268
Robert I. Lipp.....................     751,826       14,956,621     345,487       996,692               0      6,015,137
Deryck C. Maughan..................           0                0     180,000     1,220,000               0      1,343,750
James Dimon........................   1,370,465       32,214,174   1,030,111     1,157,568       1,901,288      7,985,211

------------------------

(A) This column reflects the number of shares underlying options exercised in 1998 by the named executive officers. The actual number of shares received by each of these individuals from options exercised in 1998 (net of shares surrendered to cover the exercise price and/or surrendered or withheld to cover the exercise price and tax liabilities) was: Mr. Weill, 1,238,296 shares; Mr. Carpenter, 70,675 shares; Mr. Lipp, 136,474 shares; and Mr. Dimon, 256,566 shares.

(B) "Value Realized" is in each case calculated as the difference between the market price on the date of the exercise and the market price on the date of the grant, which establishes the exercise price for option exercise, multiplied by the number of options exercised. In order to receive a reload option upon an option exercise, the exercise price must equal or exceed the Market Price Requirement. All of the above executives who continue to serve as such have made the Stock Ownership Commitment (as described above) pursuant to which such executives commit to hold at least 75% of their Company stock while they continue to be members of senior management. In addition, if such executives elect to receive reload options in connection with an option exercise, their Incremental Shares are subject to restrictions on transferability for a longer period of time than had such executives not elected to receive reload options.

(C) "Value of Unexercised In the Money Options" is the aggregate, calculated on a grant by grant basis, of the product of the number of unexercised options on the last day of the year multiplied by the difference between the closing undiscounted market price on the last day of the year and the exercise price for each grant, excluding grants for which such difference is equal to or less than zero.

(D) All of the stock options exercised by Mr. Weill in 1998 were reload options.

PERFORMANCE GRAPH

    The following line graph compares annual changes in "Cumulative Total Return" (as defined below) of the Company with (i) Cumulative Total Return of a performance indicator of equity stocks in the overall stock market, the S&P 500 Index, (ii) Cumulative Total Return of a "Previous Travelers Group Peer Index," and (iii) Cumulative Total Return of a "New Peer Index", each for the last five years. The Previous Travelers Group Peer Index is the S&P Financial Index, which comprises the following Standard & Poor's industry groups: Money Center Banks, Major Regional Banks, "Savings & Loan", Life Insurance, Multi-Line Insurance, Property and Casualty Insurance, Personal Loans and Financial Services (excluding the Company and both of the government-sponsored entities: the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association). The New Peer Index, included to more accurately reflect the Company's peers in the industries in which it operates following the Citicorp Merger, comprises

ABN Amro Holding N.V., The Chase Manhattan Corporation, The Hartford Financial Services Group, Inc., HSBC Holdings plc, MBNA Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Dean Witter & Co. Each Peer Index has been weighted based on market capitalization. "Cumulative Total Return" is calculated (in accordance with SEC instructions) by dividing (i) the sum of (A) the cumulative amount of dividends during the relevant period, assuming dividend reinvestment at the end of the month in which such dividends were paid, and (B) the difference between the market capitalization at the end and the beginning of such period, by (ii) the market capitalization at the beginning of such period.

    The comparisons in this table are set forth in response to SEC disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of the Common Stock.

                                 CITIGROUP INC.
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CITIGROUP   PREVIOUS TRV INDEX    S&P 500   NEW PEER INDEX
12/31/93        100.00               100.00     100.00           100.00
12/31/94         84.67                95.06     101.32            83.63
12/31/95        167.38               142.90     139.35           128.65
12/31/96        245.75               192.77     171.32           194.52
12/31/97        441.99               292.86     228.46           269.33
12/31/98        411.72               326.22     293.75           315.07

                                                1993       1994       1995       1996       1997       1998
                                              ---------  ---------  ---------  ---------  ---------  ---------
Citigroup Inc...............................     100.00      84.67     167.38     245.75     441.99     411.72
S&P.........................................     100.00     101.32     139.35     171.32     228.46     293.75
Previous Travelers Group Peer Index.........     100.00      95.06     142.90     192.77     292.86     326.22
New Peer Index..............................     100.00      83.63     128.65     194.52     269.33     315.07
------------------------
ASSUMES $100 INVESTED AT THE CLOSING PRICE ON DECEMBER 31, 1993, IN THE COMPANY'S COMMON STOCK, THE S&P 500
INDEX, THE PREVIOUS TRAVELERS GROUP PEER INDEX, REPRESENTING THE S&P FINANCIAL INDEX (EXCLUDING THE COMPANY,
AND BOTH OF THE GOVERNMENT-SPONSORED ENTITIES: THE FEDERAL HOME LOAN MORTGAGE CORPORATION AND THE FEDERAL
NATIONAL MORTGAGE ASSOCIATION) AND THE NEW PEER INDEX (AS DESCRIBED ABOVE). EACH PEER INDEX HAS BEEN WEIGHTED
BASED ON MARKET CAPITALIZATION.

COMPENSATION OF DIRECTORS

    Pursuant to the Company's By-Laws, the members of the Board of Directors are compensated in a manner and at a rate determined from time to time by the Board of Directors. It has been the practice of the Company since its initial public offering in 1986 to pay its outside directors in shares of Common Stock, in order to assure that the directors have an ownership interest in the Company in common with other stockholders. Compensation of outside directors and honorary directors of the Company currently consists of an annual retainer of $125,000, payable either in shares of Common Stock, receipt of which may be deferred at the election of a director, or up to 50% of such retainer in cash to cover taxes and the remainder in shares of Common Stock.

    Directors receive no additional compensation for participation on committees of the Board. Additional compensation, if any, for special assignments undertaken by directors will be determined on a case by case basis, but no such additional compensation was paid to any director in 1998. Directors who are employees of the Company or its subsidiaries do not receive any compensation for their services as directors.

    Each of the members of the Board has agreed to the Stock Ownership Commitment, as described above, pursuant to which each has committed to hold at least 75% of the Common Stock previously granted, currently owned or awarded to them in the future while they serve on the Board of Directors.

RETIREMENT PLANS

    On December 31, 1998 the Citibank Retirement Plan (as defined below) was merged into the TRV Pension Plan (as defined below) which was then renamed the Citigroup Inc. Pension Plan. Benefits payable under these plans did not change as a result of the plan merger. The following discussion describes the benefits accrued and/or payable to the Covered Employees under the terms of the relevant plans as they existed prior to the plan merger. None of such benefits were impacted by the plan merger.

TRAVELERS GROUP

    Individuals employed by those subsidiaries that were affiliates or subsidiaries of Travelers Group immediately prior to the Citicorp Merger participate in the Travelers Group Pension Plan (the "TRV Pension Plan") for 1998. All employees are eligible to participate in TRV Pension Plan on completion of one year of service. Benefits under the TRV Pension Plan vest after five years of service with the Company or its subsidiaries. The normal form of retirement benefit is, in the case of a married participant, a joint and survivor annuity payable over the life of the participant and his or her spouse, or in the case of an unmarried participant, an annuity payable over the participant's life. Instead of such normal form of payment, participants may elect to receive other types of annuities or a single sum payable at retirement or, with respect to certain participants, other benefits at termination of service.

    When accrued as a single sum payment option, benefits accrue at an annual rate varying between .75% and 7.0% of the participant's qualifying compensation dependent upon the participant's age and years of service. Qualifying compensation generally includes (with certain limited exceptions) a participant's total pay. The Code imposed a ceiling of $160,000 in 1998 (subject to adjustment by the Internal Revenue Service) on the amount of compensation that may be considered "qualifying compensation" under the TRV Pension Plan.

    Subject to the statutory maximum benefits payable by a qualified plan (as described below), a participant also accrues annually an additional amount calculated as 1.0% to 2.5% of qualifying compensation (again depending upon his or her age) for that part of qualifying compensation in excess of the amount of the Social Security wage base. There is an interest accrual added to the participant's single sum entitlement. This interest amount is determined by multiplying the prior year's single sum by a percentage calculated annually pursuant to a formula set forth in the Plan.

    The statutory maximum retirement benefit that may be paid to any one individual by a tax qualified defined benefit pension plan in 1998 is $130,000 annually. Years of service credited under the TRV Pension Plan to date for each of the individuals named in the Summary Compensation Table are as follows: Mr. Weill, 12 years; Mr. Carpenter, 3 years; Mr. Lipp, 12 years; Mr. Maughan, 0 years; and Mr. Dimon, 12 years.

    The Company and certain Company subsidiaries provide certain pension benefits, in addition to the statutory maximum benefit payable under tax qualified pension plans, under non-funded, non-qualified retirement benefit equalization plans ("RBEPs"). The benefits payable under RBEPs are unfunded, and come from the general assets of each plan's sponsor. In 1993, the Company excluded certain executives (including each of the persons named in the Summary Compensation Table) from further participation in the RBEPs, and limited the compensation covered by such plans to a fixed amount of $300,000 for any participation, less amounts covered by the TRV Pension Plan. No benefits were accrued in 1998 under any of the RBEPs for the account of any of the persons named in the Summary Compensation Table.

    Effective at the end of 1993, the Committee also froze benefits payable under the Company's Supplemental Retirement Plan ("SERP") covering supplemental retirement benefits to designated senior executives of the Company and its subsidiaries. At that time, 25 individuals were SERP participants. Messrs. Weill and Lipp are SERP participants. The maximum benefit payable under SERP is also reduced by any benefits payable under the TRV Pension Plan (or its predecessor plans, if applicable), under any applicable RBEP, under any other Company or subsidiary sponsored qualified or non-qualified defined benefit or defined contribution pension plan (other than the Savings Plan or other 401(k) plans), and under the Social Security benefit program.

    Estimated annual benefits under these three benefit plans of the Company for the continuing executive officers named in the Summary Compensation Table using the applicable formulas under the TRV Pension Plan and the frozen RBEP and SERP Plans and assuming their retirement at age 65, would be as follows: Mr. Weill, $618,581; Mr. Carpenter, $21,495; Mr. Lipp, $289,430; and Mr. Maughan, $22,656.
Mr. Dimon's estimated benefit under the TRV Pension Plan and the frozen RBEP Plan, accrued through December 31, 1998 which would be payable at age 65, is $102,978. These estimates were calculated assuming that the interest accrual was 8% for 1989 through 1991, 6% for 1992 through 1993, 5.5% for 1994, 7% for 1995 and 5.5% thereafter until the participant retires at the age of 65. In calculating these estimates it was also assumed that each of the following remain unchanged: the current salary of the participant, the 1998 dollar ceiling on qualifying compensation of $160,000, the 1998 Social Security wage base and the current regulatory formula to convert lump-sum payments to annual annuity figures.

CITICORP

    Individuals employed by Citibank or subsidiaries of the Company that were subsidiaries of Citibank ("Citibank") immediately prior to the date of the Citicorp Merger participate in the Retirement Plan of Citibank, N.A. and Participating Companies ("Citibank Retirement Plan") for 1998 provided they have completed one year of service. The following table sets forth the estimated annual retirement benefits as of December 31, 1998 as provided by the Citibank Retirement Plan and supplemental non-qualified pension plans payable upon retirement to employees in specified remuneration and year of service classifications.

The estimated amounts are based upon the assumption that payments under the Citibank Retirement Plan will commence upon retirement at age 65.

                                              ESTIMATED ANNUAL BENEFIT AT AGE 65
                                            BASED ON YEARS OF SERVICE SHOWN BELOW
                            ----------------------------------------------------------------------
FINAL AVERAGE COMPENSATION      10          15          20          25          30          35
--------------------------  ----------  ----------  ----------  ----------  ----------  ----------
1,000,000...........           200,000     300,000     400,000     500,000     600,000     637,500
3,000,000...........           600,000     900,000   1,200,000   1,500,000   1,800,000   1,912,500
5,000,000...........         1,000,000   1,500,000   2,000,000   2,500,000   3,000,000   3,187,500
8,000,000...........         1,600,000   2,400,000   3,200,000   4,000,000   4,800,000   5,100,000
10,000,000..........         2,000,000   3,000,000   4,000,000   5,000,000   6,000,000   6,375,000
11,000,000..........         2,200,000   3,300,000   4,400,000   5,500,000   6,600,000   7,012,500

    The years of credited service under the Retirement Plan as of December 31, 1998 for Mr. Reed were approximately 33. Covered Compensation under the Citibank Retirement Plan and supplemental non-qualified pension plans is the participant's base salary plus awards granted under EIC, and, for years beginning with 1991, any bonus paid under any annual performance program. Amounts include estimated Social Security benefits, which will be deducted in calculating benefits under the Citibank Retirement Plan. With respect to Mr. Reed, covered compensation does not differ substantially (by more than 10%) from the compensation set forth under the headings "Salary" and "Bonus" in the Summary Compensation Table. The benefit payable at retirement is based on a specified percentage of the average of covered compensation for the five highest paid years of the last ten years of employment. Mr. Reed will be credited with 35 years of service upon normal retirement at age 65.

EMPLOYMENT PROTECTION AGREEMENTS

    In 1986 the predecessor of Travelers Group entered into an agreement with Mr. Weill (amended in 1987), which provides that Mr. Weill will serve as the Company's Chief Executive Officer with an annual salary, incentive participation and employee benefits as determined from time to time by the Company's Board of Directors. The agreement contains automatic one-year renewals (unless notice of nonrenewal is given by either party). In the event of termination of his employment without cause, the agreement provides that Mr. Weill will be paid and entitled to receive other employee benefits (as in effect at the termination date) through the remaining term of the agreement and will be entitled to two years additional vesting and exercise of his stock options (and a cash payment based on the value of any portion of the stock options that would not vest within such additional period). During such period of continuing payments and stock option vesting and exercise, Mr. Weill would be subject to a noncompetition agreement in favor of the Company.

SEPARATION AGREEMENT

    The Company has entered into a separation agreement with Mr. Dimon dated as of November 2, 1998 pursuant to which, in consideration of certain agreements by Mr. Dimon, including a non-solicit agreement, the Company has agreed to pay Mr. Dimon (i) a bonus for 1998 as set forth in the Summary Compensation Table and
(ii) a separation payment of $1.3 million payable in equal installments on December 31, 1999 and 2000. In addition, the agreement provides for continued vesting and exercisability for existing options and for continued vesting for existing restricted stock awards.

CERTAIN INDEBTEDNESS

    Certain executive officers have from time to time, including periods during 1998, incurred indebtedness to Salomon Smith Barney, a wholly owned subsidiary of the Company and a registered broker-dealer, and/or any other broker/dealer subsidiary of the Company, on margin loans against securities accounts with such broker/dealers. Such margin loans were made in the ordinary course of business, were made on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions for other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

    Certain transactions involving loans, deposits and sales of commercial paper, certificates of deposit and other money market instruments and certain other banking transactions occurred during 1998 between Citicorp and Citibank, N.A. on the one hand and certain directors or executive officers of the Company, members of their immediate families or associates of the directors, the executive officers or their family members on the other. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

    Mr. Jones, an executive officer, is indebted to the Company pursuant to a forgivable loan made to him by the Company in an original principal amount of $1.2 million. The maximum amount of Mr. Jones' indebtedness to the Company during 1998 was $1.2 million, which was reduced to $800,000 in September 1998. The principal of the loan is forgiven in equal annual installments of $400,000 during the three year term of the loan. The loan was made in connection with Mr. Jones' agreement to leave his prior position to join the Company. In the event Mr. Jones resigns or is terminated for any reason, the outstanding principal amount of the loan will become immediately due and payable together with interest thereon at the rate of 10% accruing from the date of termination. The loan is otherwise non-interest bearing.

                                    ITEM 2:
                     RATIFICATION OF SELECTION OF AUDITORS

    The Board of Directors has selected KPMG LLP (formerly KPMG Peat Marwick
LLP) ("KPMG") as the independent auditors of the Company for 1999. KPMG has served as the independent auditors of the Company and its predecessors since 1969. Arrangements have been made for a representative of KPMG to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1999. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Voting Preferred Stock present and entitled to vote on this item at the Annual Meeting, voting as a single class, is required to ratify the selection of the Company's auditors. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions will have the same effect as a vote against this item and broker nonvotes, if any, will be disregarded and have no effect on the outcome of such vote.

                                    ITEM 3:
                            APPROVAL AND ADOPTION OF
                      CITIGROUP 1999 STOCK INCENTIVE PLAN

    On January 19, 1999, the Board of Directors of the Company unanimously approved the Citigroup 1999 Stock Incentive Plan (the "1999 Incentive Plan") providing for the issuance of a maximum of 110 million shares of Common Stock in connection with the grant of options and/or other stock-based or stock-denominated awards and recommended that the 1999 Incentive Plan be submitted to stockholders for approval at the Annual Meeting. The 1999 Incentive Plan, if approved, will become effective on April 30, 1999. The following summary is qualified in its entirety by reference to the complete text of the 1999 Incentive Plan, which is attached hereto as Annex A. Capitalized terms used but not defined herein shall have the meanings set forth in the 1999 Incentive Plan.

    Each of Travelers Group and Citicorp have had long-standing policies, continued by the Company, of encouraging employees at all levels to become stockholders of the Company in order to share with other stockholders both the perspective of, and the rewards experienced by, non-employee owners of the Company. See the discussion of the Stock Ownership Commitment in "Security Ownership of Management--Stock Ownership Commitment" above. This policy has been effected in part through grants of options under the 1986 Option Plan, the 1996 Incentive Plan and the Citicorp Stock Incentive Plans (collectively, the "Prior Plans"). The Company believes that adoption of the 1999 Incentive Plan will enable the Company to continue to provide an effective source of incentives to reward the efforts of highly motivated employees and attract new personnel with a flexible program of stock-based awards designed to meet the varying business needs of a global, diversified financial services company.

    The 1999 Incentive Plan and the allocation of shares thereunder is intended to supersede and replace the 1996 Incentive Plan and the allocation of shares under the 1996 Incentive Plan. Upon approval and adoption of the 1999 Incentive Plan, the 1996 Plan will terminate and the remaining allocation of shares under the 1996 Incentive Plan will no longer be available for grant. The provision contained in the 1996 Incentive Plan prohibiting the grant of options from the 1996 Incentive Plan, if the grant would cause the number of shares subject to outstanding options under the 1996 Incentive Plan and other similar option plans of the Company to exceed ten percent (10%) of the total number of shares outstanding, will not apply to the 1999 Incentive Plan and upon termination of the 1996 Incentive Plan will no longer apply to the operation of any of the Company's stock option or stock incentive plans.

    The 110 million shares available for grant under the 1999 Incentive Plan will be in addition to the remaining allocation of shares under all existing plans of the Company, other than the 1996 Incentive Plan, including the CAP Plan, EIP, the Citicorp 1997 Stock Incentive Plan, and all other plans which were assumed by the Company in connection with the Citicorp Merger. The Citicorp 1997 Stock Incentive Plan provides for the grant of non-qualified options, reload options, ISOs, SARs, restricted stock and other stock-based or stock-denominated awards. The number of shares available for grant under this plan equals 1.5% of the number of outstanding shares of Common Stock, treasury shares and common share equivalents of the Company, calculated on an annual basis. Shares which have not been granted in any given year may be carried forward from year to year.

         The 1999 Incentive Plan includes the following features:

       - The 1999 Incentive Plan provides for the grant of non-qualified stock options, reload options, incentive stock options, stock appreciation rights, restricted stock and other stock-based or stock-denominated awards to employees of the Company and its subsidiaries.

       - The 1999 Incentive Plan will become effective on April 30, 1999 and have a ten-year term.

       - The Personnel, Compensation and Directors Committee or an authorized subcommittee thereof (the "Committee") will have the authority to determine the type of awards to be granted and the participation level of each award recipient.

       - The Committee will determine the vesting and exercisability provisions and all other features of awards and will have the discretion to accelerate, waive or extend vesting.

       - Options will be granted with an exercise price which shall not be less than the fair market value of the Common Stock.

       - The 1999 Incentive Plan sets the maximum number of options that may be granted to any one employee during the term of the Plan.

       - Unless the Committee determines otherwise, restricted stock awards will have a minimum one-year vesting requirement.

       - If a Participant is no longer employed by the Company and conducts himself in a manner detrimental to the Company, he or she will forfeit his or her awards.

       - The 1999 Incentive Plan contains a prohibition against repricing of options.

    Awards may be granted by the Committee in its discretion, and therefore future benefits to be allocated to any individual or group of individuals under the 1999 Incentive Plan are not presently determinable.

DESCRIPTION OF THE CITIGROUP 1999 STOCK INCENTIVE PLAN

    AWARDS. The 1999 Incentive Plan provides for the issuance of stock-based and stock-denominated awards to officers and other employees and agents of the Company and its participating subsidiaries, including nonqualified stock options, reload options, incentive stock options ("ISOs"), stock appreciation rights ("SARs"), restricted stock, deferred stock, stock units and other stock-based or stock-denominated awards. Participants will not be required to make any payments to the Company or a Subsidiary as consideration for the granting of an award.

    PLAN ADMINISTRATION. Awards made to Section 16(a) Persons and Covered Employees will be granted by the Incentive Compensation Subcommittee of the Personnel, Compensation and Directors Committee. Awards made to all other Participants may be granted by the Personnel, Compensation and Directors Committee or the Incentive Compensation Subcommittee. As used herein, the term "Committee" means, with respect to Section 16(a) Persons and Covered Employees, the Incentive Compensation Subcommittee, and with respect to all other Participants, either the Personnel, Compensation and Directors Committee or the Incentive Compensation Subcommittee, as the case may be. The number of employees selected to receive awards will likely vary from year to year. No awards will be granted from the 1999 Incentive Plan until it has been approved by stockholders and has become effective.

    COMMITTEE AUTHORITY. The Committee will have the authority, in its discretion, to determine when awards will be granted, to select the employees to whom awards will be made under the 1999 Incentive Plan and to determine the type and size of each award, the exercise price for each award, the fair market value of the Common Stock and whether and under what circumstances such fair market value should be discounted and all other provisions relating to payment of the exercise price and exercisability of options, ISOs and SARs, the terms and conditions for vesting, cancellation and forfeiture of awards and the other features applicable to each award or type of award granted under the 1999 Stock Incentive Plan. Subject to certain limitations set forth below, the Committee will also have the authority to modify, waive, extend or accelerate the terms and conditions for vesting, exercisability, cancellation and forfeiture of awards, to modify or cancel awards and to determine whether the Common Stock issued pursuant to awards should be restricted in any manner, and the nature, terms and conditions of any such restrictions.

    SHARES AVAILABLE FOR ISSUANCE. The maximum number of shares of Common Stock that may be issued to Participants under the 1999 Incentive Plan is 110 million. The market price of the Common Stock on March 5, 1999 was $61.75. Common Stock issued pursuant to the 1999 Incentive Plan may consist of shares that are authorized but unissued, or previously issued shares reacquired by the Company, or both. If an award is forfeited, canceled, terminated or expires prior to the issuance of shares to the Participant, the shares of Common Stock underlying such award will be available for future grants under the 1999 Incentive Plan. Previously owned shares that are tendered by a Participant to pay the exercise price of an award and shares used to pay withholding taxes will not be counted towards the maximum number of shares available for issuance under the Plan. The 1996 Incentive Plan contained a limitation on the granting of options, if the grant would cause the number of shares subject to outstanding options under such plan and other similar option plans of the Company to exceed ten percent (10%) of the total number of shares outstanding. Upon termination of the 1996 Incentive Plan, this provision will no longer apply to the operation of any of the Company's stock option or stock incentive plans.

    PRIOR PLANS. The share allocation set forth above for the 1999 Incentive Plan is in addition to the number of shares, if any, which remain available for issuance under the existing stock plans of the Company (other than the 1996 Incentive Plan) including, without limitation, the CAP Plan, EIP, the Citicorp 1997 Stock Incentive Plan and all other plans which were assumed by the Company in connection with the Citicorp Merger. The Citicorp 1997 Stock Incentive Plan provides for the grant of non-qualified options, reload options, ISOs, SARs, restricted stock and other stock-based or stock-denominated awards. The number of shares available for grant under this plan is equal to 1.5% of the number of outstanding shares of Common Stock, treasury shares and common share equivalents of the Company, calculated on an annual basis. Shares which have not been granted in any given year may be carried forward from year to year.

    MAXIMUM NUMBER OF SHARES THAT MAY BE GRANTED TO ANY ONE EMPLOYEE. Effective as of April 30, 1999 and during the term of the 1999 Incentive Plan, the aggregate number of shares of Common Stock that may be granted to any one employee pursuant to nonqualified stock options, ISOs and/or SARs granted under the 1999 Incentive Plan (including reload options) will not exceed 36 million shares (the "Maximum Allocation"). The 1996 Incentive Plan provided for the same maximum number of shares that could have been granted to any one employee.

    ADJUSTMENTS. The maximum number of shares available for issuance under the 1999 Incentive Plan, the Maximum Allocation, the maximum number of shares which may be granted as ISOs, the number of shares of Common Stock covered by outstanding awards and the exercise price applicable to outstanding options, ISOs and SARs may be adjusted by the Committee, if the Committee determines that any stock split, stock dividend, distribution, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event equitably requires such an adjustment. However, the Committee may not amend an outstanding Award for the sole purpose of reducing the exercise price thereunder.

    EXERCISE PRICE. The Committee will determine the exercise price applicable to each option, ISO and SAR, which will not be less than the fair market value of the Common Stock at the time of the grant.

    PAYMENT OF EXERCISE PRICE. Upon the exercise of an option or ISO, payment of the exercise price may be made in cash or, if permitted by the Committee, by tendering Common Stock owned by the Participant (or the Participant and his or her spouse jointly) and acquired at least six (6) months prior to such tender, having a fair market value equal to the exercise price, by a combination of cash and Common Stock or by authorizing the Company to sell, on behalf of the Participant, the number of shares otherwise issuable upon exercise, with the sale proceeds applied towards the exercise price. If shares of Common Stock are so used, the Participant may be eligible for the grant of a reload option, as described below.

    RELOAD OPTIONS. A reload option gives the Participant the right to purchase a number of shares of Common Stock equal to the number of shares of Common Stock surrendered to pay the exercise price and used to pay the withholding taxes applicable to an option exercise. Reload options do not increase the net equity position of a Participant. Their purpose is to facilitate continued stock ownership in the Company by Participants. Upon the exercise of an option granted under the 1999 Incentive Plan or under any other stock plan of the Company which may be designated by the Committee from time to time (including but not limited to the CAP Plan, EIP, the 1996 Incentive Plan, the Citicorp 1997 Incentive Plan, any other plan assumed by the Company or any prior or successor plans of the Company) the Participant, at the discretion of the Committee, may receive a reload option on the terms, conditions and limitations determined by the Committee, from time to time.

    EXERCISE PRICE AND FEATURES OF RELOAD OPTIONS. The Committee will determine the exercise price of reload options, provided that the exercise price will not be less than the fair market value of the Common Stock at the time of grant. Reload options will be subject to such other terms, conditions and limitations as the Committee may determine from time to time regarding the vesting, exercisability, cancellation and forfeiture.

    CHANGE OF CONTROL. Upon a "Change of Control," as defined in the 1999 Incentive Plan and as determined by the Committee, the Committee, may, in its discretion, accelerate, purchase, adjust or modify awards or cause the awards to be assumed by the surviving corporation in a corporate transaction.

    ADDITIONAL FORFEITURE PROVISIONS. Awards granted under the 1999 Incentive Plan are subject to forfeiture if, after a termination of employment, the Participant engages in certain activities which are materially injurious to or in competition with the Company.

    TRANSFERABILITY. The Committee may permit Participants to transfer certain awards and, during any period of restriction on transferability, shares issued as a result of an option exercise, one time to an immediate family member or a trust for the benefit of immediate family members; otherwise, awards granted under the 1999 Incentive Plan and sale restricted shares will not be transferable other than by will or the laws of descent and distribution.

    DEFERRALS. The Committee may postpone the exercise of options, ISOs and SARs, or the issuance or delivery of Common Stock or cash pursuant to any award for such periods and upon such terms and conditions as the Committee determines. In addition, the Committee may determine that all or a portion of a payment to a Participant, whether in cash, shares of Common Stock or a combination thereof, will be deferred in order to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to an award granted under the 1999 Incentive Plan.

    AMENDMENT AND TERMINATION. The 1999 Incentive Plan may be amended or terminated by the Committee at any time, without the approval of stockholders or Participants, provided that no such action may, without a Participant's written consent, adversely affect any previously granted award, and no amendment that would require stockholder approval under applicable law or under the Code, including but not limited to Section 162(m), may become effective without stockholder approval. No grants may be made under the 1999 Incentive Plan after a date which is ten (10) years following the effective date of such plan, unless the Plan has been terminated prior to such date.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of the principal United States Federal income tax consequences of transactions under the 1999 Incentive Plan, based on current United States Federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

    NON-QUALIFIED OPTIONS. No taxable income is realized by a Participant upon the grant of an option (including a reload option). Upon the exercise of an option, the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock exercised over the aggregate option exercise price (the "Spread"), even though such Common Stock may be subject to a restriction on transferability or may be subsequently forfeited, in limited circumstances, as more particularly described in the 1999 Incentive Plan. Income and payroll taxes are required to be withheld by the Participant's employer on the amount of ordinary income resulting to the Participant from the exercise of an option. The Spread is generally deductible by the Participant's employer for Federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to certain executives pursuant to Section 162(m) of the Code (See "Certain Limitations on Deductibility of Executive Compensation"). The Participant's tax basis in shares of Common Stock acquired by exercise of an option will be equal to the exercise price plus the amount taxable as ordinary income to the Participant.

    Upon a sale of the shares of Common Stock received by the Participant upon exercise of the option, any gain or loss will generally be treated for Federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of such stock. The Participant's holding period for shares acquired pursuant to the exercise of an option begins on the date of exercise of such option. With respect to individuals, the adjusted net capital gain is subject to a statutory maximum tax rate of twenty percent (20%) or ten percent (10%) for taxpayers in the fifteen percent (15%) tax bracket. After the year 2000, lower capital gains rates may apply.

    If the Participant pays the exercise price in full or in part with shares of previously acquired Common Stock, such exercise will not affect the tax treatment described above. With respect to such exercise, no gain or loss generally will be recognized to the Participant upon the surrender of the previously acquired shares to the Company. The shares received upon exercise which are equal in number to the previously acquired shares tendered will have the same tax basis as the previously acquired shares surrendered to the Company, and will have a holding period for determining capital gain or loss that includes the holding period of the shares surrendered. The value of the remaining shares received by the Participant will be taxable to the Participant as compensation, even though such shares may be subject to limited restrictions. The remaining shares will have a tax basis equal to the fair market value recognized by the Participant as compensation income and the holding period will commence on the exercise date. Shares tendered to pay applicable income and payroll taxes arising from such exercise will generate taxable income or loss equal to the difference between the tax basis of such shares and the amount of income and payroll taxes satisfied with such shares. Such income or loss will be treated as long-term or short-term capital gain or loss depending on the holding period of the shares surrendered. Where the shares tendered to pay applicable income and payroll taxes arising from such exercise generate a loss equal to the difference between the tax basis of such shares and the amount of income and payroll taxes satisfied with such shares, such loss may not be currently recognizable if, within a period beginning thirty (30) days before the exercise date and ending thirty (30) days after that date, the Participant acquires or enters into a contract or option, including a reload option, to acquire additional Common Stock.

    STOCK APPRECIATION RIGHTS ("SAR"). Upon the exercise of a SAR, the Participant will recognize compensation income, in an amount equal to the cash received plus the fair market value of the Common Stock received from the exercise. The Participant's tax basis in the shares of Common Stock received in the exercise of the SAR will be equal to the compensation income recognized with respect to the Common Stock. The Participant's holding period for shares acquired pursuant to the exercise of a SAR begins on the exercise date. Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares. Upon the exercise of a SAR, the Participant's employer will generally be entitled to a deduction in the amount of the compensation income recognized by the Participant.

    INCENTIVE STOCK OPTIONS ("ISO"). No taxable income is realized by a Participant upon the grant or exercise of an ISO. If shares of Common Stock are issued to a Participant pursuant to the exercise of an ISO granted under the 1999 Incentive Plan and if no disqualifying disposition of such shares is made by such Participant within two (2) years after the date of grant or within one
(l) year after the receipt of such shares by such Participant, then (a) upon the sale of such shares, any amount realized in excess of the option exercise price will be taxed to such Participant as a long-term capital gain and (b) no deduction will be allowed to the Company. Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the Participant.

    If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, such disposition would be a "disqualifying disposition," and generally (a) the Participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price thereof, and (b) the Company will be entitled to deduct such amount. Any other gain realized by the Participant on such disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction to the Company. If a Participant pays the exercise price in full or in part with previously acquired shares of Common Stock, the exchange will not affect the tax treatment of the exercise. Upon such exchange, no gain or loss generally will be recognized upon the delivery of the previously acquired shares to the Company, and the shares issued in replacement of the shares tendered to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously acquired shares. A Participant, however, would not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO statutory holding period requirements. Additional shares of Common Stock will have a basis of zero and a holding period that commences on the date the Common Stock is issued to the Participant upon exercise of the ISO. If such an exercise is effected using shares of Common Stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares may be a disqualifying disposition of such Common Stock if the holding periods discussed above have not been met.

    If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a nonqualified option. Subject to certain exceptions for disability or death, an ISO generally will not be eligible for the Federal income tax treatment described above if it is exercised more than three (3) months following a termination of employment.

    CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION. With certain exceptions, Section 162(m) of the Code limits the deduction to either the Company or the Participant's employer, as applicable, for compensation paid to the Covered Employees in excess of $1 million dollars per executive per taxable year. However, compensation paid to Covered Employees will not be subject to such deduction limit if it is considered "qualified performance-based compensation" (within the meaning of Section 162(m) of the Code). Compensation to be paid to the Covered Employees under this Plan is intended to be qualified performance-based compensation.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE CITIGROUP 1999 STOCK INCENTIVE PLAN. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Voting Preferred Stock present and entitled to vote on this item at the Annual Meeting, voting as a single class, is required to approve the adoption of the Citigroup 1999 Stock Incentive Plan. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions will have the same effect as a vote against this item and broker nonvotes, if any, will be disregarded and have no effect on the outcome of such vote.

                                    ITEM 4:
                            APPROVAL AND ADOPTION OF
                   1999 CITIGROUP EXECUTIVE PERFORMANCE PLAN

    On January 19, 1999, the Board of Directors of the Company unanimously approved the adoption of the Citigroup 1999 Executive Performance Plan (the "1999 Executive Performance Plan") and recommended that the 1999 Executive Performance Plan be submitted to stockholders for approval at the Annual Meeting. The 1999 Executive Performance Plan is intended to supersede and replace the Compensation Plan and the 1994 Citicorp Annual Incentive Plan for Selected Executive Officers. The following summary is qualified in its entirety by reference to the complete text of the 1999 Executive Performance Plan, which is attached hereto as Annex B. Capitalized terms used but not defined herein shall have the meanings set forth in the 1999 Executive Performance Plan.

    The 1999 Executive Performance Plan is intended to address certain limitations on the deductibility of executive compensation under Section 162(m) of the Code, which limits the deductibility of certain compensation in excess of $1 million per year paid by a publicly traded corporation to Covered Employees. Certain types of compensation may be excluded from the limitation on deductibility, including compensation that qualifies as "performance-based compensation".

    The Internal Revenue Service in the regulations promulgated under Section 162(m) of the Code has indicated that four conditions must be satisfied in order for compensation to qualify as performance-based. Compensation will not be subject to the deduction limit if (i) it is payable on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goals are established by a compensation committee of the board of directors that is comprised solely of two or more outside directors; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by stockholders before payment; and (iv) the compensation committee certifies that the performance goals have been satisfied before payment. In an effort to comply with the provisions of the Code and to qualify the compensation payable to Covered Employees under the 1999 Executive Performance Plan (and any related restricted stock, deferred stock, stock options or other stock-based or stock-denominated awards that may be granted under the 1999 Incentive Plan or any prior or successor stock plan adopted by the Company) as performance-based compensation eligible for exclusion from the deduction limit, the 1999 Executive Performance Plan is being submitted to stockholders for approval and adoption at the Annual Meeting.

    The 1999 Executive Performance Plan establishes certain performance criteria based upon overall Company performance for determining the maximum amount of bonus compensation available under the 1999 Executive Performance Plan, including that portion of bonuses payable in the form of stock awards as described above, for the Covered Employees, each of whom, as an executive officer, has wide ranging responsibilities for the Company's overall performance. Bonuses based upon the formulas established under the 1999 Executive Performance Plan may be subject to significant variations from year to year, given the potential volatility of certain of the financial services businesses in which the Company engages.

    The 1999 Executive Performance Plan includes the following features:

       - Bonus Pool: The creation of a bonus pool in which the Covered Employees will participate is contingent on the Company achieving at least a ten percent (10%) Return on Equity.

       - Return on Equity: Return on Equity will be determined by dividing the Company's Net Income by Common Equity for a particular Performance Period.

       - Maximum Bonus Award: The maximum percentage of the bonus pool that may be awarded to a Covered Employee in any Performance Period is thirty percent (30%). The Committee may award a bonus to each of the Co-Chief Executive Officers in an amount equal to a maximum of thirty percent (30%) of the bonus pool. The total of the maximum percentages for all Covered Employees shall not exceed 100% of the bonus pool.

       - Committee Discretion: The Committee will have the right to award bonuses in amounts less than the maximum allocated percentages of the bonus pool.

    Return on Equity shall be the percentage equivalent to the fraction resulting from dividing Net Income by Common Equity. Net Income, for any Performance Period, will be the Company's consolidated net income, before extraordinary items and the cumulative effect of tax law changes and/or accounting changes, reduced by the aggregate amount of dividends on the Company's preferred stock, determined in accordance with generally accepted accounting principles, consistently applied, as reported by management to the Board following the end of the Performance Period and as it will be reflected in the audited financial statements for the Performance Period, or other books and records of the Company if the Performance Period does not correspond to the calendar year.

    "Performance Period" shall mean the taxable year of the Company or any other period designated by the Committee with respect to which an award may be granted. "Common Equity" will equal the common stockholders' equity appearing on the Consolidated Statement of Changes in Stockholders' Equity in the Company's Annual Report as of the end of the year immediately preceding the Performance Period.

    The Return on Equity must be at least ten percent (10%) in order for a bonus pool to be created. The amount of the bonus pool will increase based upon the extent to which the Return on Equity exceeds the ten percent (10%) minimum threshold. If the Return on Equity is equal to or greater than ten percent (10%) but does not exceed twelve percent (12%), the bonus pool will equal one percent (1%) of Net Income. If the Return on Equity is greater than twelve percent (12%) but does not exceed fifteen percent (15%), the bonus pool will equal one and one-half percent (1.5%) of Net Income. If the Return on Equity is greater than fifteen percent (15%) but does not exceed eighteen percent (18%), the bonus pool will be increased by the addition of two percent (2%) of the amount by which additional Net Income exceeds fifteen percent (15%) but not eighteen percent (18%) of Common Equity. If the Return on Equity is greater than eighteen percent (18%), the bonus pool will be further increased by the addition of two and one-half percent (2.5%) of the amount by which additional Net Income exceeds eighteen percent (18%) of Common Equity. Accordingly, the Return on Equity calculation established under the 1999 Executive Performance Plan will be the basis on which both the availability and size of the bonus pool is determined.

    Prior to the beginning of each Performance Period, or at such later time as may be permitted by the applicable provisions of the Code, the Committee shall establish a maximum award, expressed as a percentage of the bonus pool amount, for each of the Covered Employees. The maximum percentage of the bonus pool which may be awarded to any Covered Employee is thirty percent (30%), and the Committee may award up to such maximum percentage to each of the Co-Chief Executive Officers of the Company. The total of the maximum percentages for all Covered Employees shall not exceed one hundred percent (100%) of the bonus pool.

    Awards may be paid in the form of cash, stock, restricted stock, options or other stock-based or stock-denominated awards or any other form of consideration or any combination thereof as may be determined by the Committee, in its discretion.

    The Return on Equity calculation applicable to the Covered Employees represents what the Company believes to be performance-based compensation in accordance with the requirements of Section 162(m) of the Code. If the applicable minimum performance-based requirement is not met, no bonus payments will be made under the 1999 Executive Performance Plan to the Covered Employees. In the event that bonus compensation thresholds are met, the Committee nevertheless retains discretion to reduce or eliminate payments under the 1999 Executive Performance Plan for any of the Covered Employees to take into account subjective factors, including an individual's performance or other relevant criteria.

    Since the Committee may, and in fact, historically has awarded less than the maximum percentage of the bonus pool to each of the Covered Employees, even though the maximum amount of such benefits may be determined, the exact amount of any future benefit that may be allocated to any one individual or group of individuals under the 1999 Executive Performance Plan is not presently determinable.

    Subject to any restrictions imposed under Section 162(m) of the Code, the Committee may, at any time, terminate or amend the Plan, provided that any amendment that would require consent of the stockholders of the Company under the Code or the Exchange Act shall not be effective without such consent.

    The 1999 Executive Performance Plan will take effect as of January 1, 1999, subject to receipt of stockholder approval. If the 1999 Executive Performance Plan is not approved by stockholders, it will not have any effect.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE CITIGROUP 1999 EXECUTIVE PERFORMANCE PLAN. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Voting Preferred Stock present and entitled to vote on this item at the Annual Meeting, voting as a single class, is required to approve and adopt the Plan. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions will have the same effect as a vote against this item and broker nonvotes, if any, will be disregarded and have no effect on the outcome of such vote.

                             STOCKHOLDER PROPOSALS

    The Company has been advised by certain holders of Common Stock of their intention to introduce at the Annual Meeting the respective proposals and supporting statements set forth below. The Board of

Directors disclaims any responsibility for the content of the proposals and for the statements made in support thereof, which are presented as received from the respective stockholders.

                                    ITEM 5:

    Sr. Laurie Michalowski, on behalf of the Congregation of the Passion, 5700
N. Harlem Avenue, Chicago, Illinois 60631-2342, beneficial owners of 250 shares and School Sisters of St. Francis, 4127 N. Central Park, Chicago, Illinois 60618, beneficial owners of 10,025 shares; Sr. Barbara Aires, Sisters of Charity of the Incarnate Word, 6510 Lawndale, Houston, TX 77223-0969, beneficial owners of 4100 shares; Sr. Ruth A. Mitchell, Sisters of Saint Dominic of Blauvelt, New York, 496 Western Highway, Blauvelt, NY 10913-2097, beneficial owners of 500 shares; Sr. Barbara Glendon, Mercy Consolidated Asset Management Program, 20 Washington Square North, New York, NY 10011, beneficial owners of 100 shares; Sr. Annette M. Sinagra, Adrian Dominican Sisters, 1257 East Siena Heights Drive, Adrian, Michigan 49221-1793, beneficial owners of 75,250 shares; Sr. Katherine Marie Glosenger, Sisters of Mercy of the Americas, 2039 North Geyer Road, St. Louis, Missouri 63131-4313, beneficial owners of 95,000 shares; Sr. Virginia Unsworth, Sisters of Charity of St. Vincent de Paul of New York, Mount St. Vincent-on-Hudson, 6301 Riverdale Avenue, Bronx, NY 10471-1093, beneficial owners of 6,146 shares; Sr. Susan Jordan, School Sisters of Notre Dame, 336 East Ripa Ave., St. Louis, Missouri 63125, beneficial owners of 232 shares; Sr. Susan Mika, Benedictine Sisters, 530 Bandera Road, San Antonio, TX 78240, beneficial owners of 1,273 shares; and Dcn. Paul K. Grimm, Diocese of Green Bay, P.O. Box 23825, Green Bay, Wisconsin 54305, beneficial owners of 5,250 shares have notified the Company that they intend to present the following proposal at the Annual Meeting:

              EFFICIENT USE OF CAPITAL AND FINANCIAL STABILIZATION

    WHEREAS recent financial crises in less economically developed countries
(LDCs) have been exacerbated if not triggered by short-term capital flows and the large amount of foreign portfolio investment relative to their small equity markets;

    WHEREAS our corporation's balance sheet has been adversely affected by the debt crisis of the 1980's as well as the more recent crises culminating in the current East Asian melt-down, and therefore we believe that our Corporation should take steps that encourage the LDCs to develop better policies to minimize these cyclic financial crises;

    WHEREAS we believe that the economic development of LDCs is often hampered by a lack of internal investment by their own nationals, by poor regulation of financial intermediaries and by the inefficient use of capital through corruption and the lack of transparency in transactions, with the result of a lack of indigenous business development required for stability;

    WHEREAS UNCTAD maintains that in Latin America much of the increase in capital flows in the 1990s has been used for private consumption rather than investment for development, and much of these capital in-flows have been short term: for Mexico that short-term foreign debt increased to 16% of GDP by the time of the 1994 crisis;

    WHEREAS economic crises have played havoc with small and medium sized businesses in the LDCs because the high interest rates imposed by the IMF arrangements have dried up the small amount of business credit for these domestic firms and have resulted in massive bankruptcies and unemployment;

    WHEREAS in order to stem these flows while maintaining domestic interest rates low enough to prevent massive bankruptcies in the present East Asia crisis, the MIT economist Paul Krugman has taken the radical step to suggest that exchange controls be used;

    WHEREAS we believe that our corporation can set policies which both serve the long-term interests of our corporation in the LDCs and foster their balanced economic growth;

    WHEREAS one goal should be to perform due diligence and lend to creditworthy borrowers and provide services only to businesses with good business practices;

    WHEREAS we also believe that controls on short-term capital flows could diminish the extent of these recurring crises and thus provide for more stable development, reducing our corporation's losses on loans and diminished profits on services during crises; an example of such controls would be some variation of those imposed by Chile which required a portion of all short-term funds to be deposited with the central bank for a period of up to one-year.

    RESOLVED that, in order to diminish the effects on the corporation's balance sheet of the cyclical financial crises of less developed countries, the Board of Directors develop a policy for its lending and services to, and operations in, LDCs to actively encourage the efficient use of capital and financial stabilization, including the corporation's encouragement, support of and continued services to LDCs that institute short-term capital controls.

                               MANAGEMENT COMMENT

    The Board of Directors believes it would be inappropriate for Citigroup to establish formal policies for less economically developed countries that would limit all short-term capital flows. Citigroup certainly supports countries' efficient use of capital, which may involve encouraging and discouraging different forms of capital inflow from abroad.

    There are many forms of short-term capital that promote growth in emerging markets and the successful development of those economies. These include, for example, short-term investments that promote the growth of equity and money markets and the growth of exports within emerging markets. Emerging markets as well as foreign investors and lenders must discriminate between desirable capital for efficient use within these economies and undesirable capital for speculative purposes.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THE FOREGOING STOCKHOLDER PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Voting Preferred Stock present and entitled to vote on this item at the Annual Meeting, voting as a single class, is required to adopt the stockholder proposal. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions will have the same effect as a vote against this item and broker nonvotes, if any, will be disregarded and have no effect on the outcome of such vote.

                                    ITEM 6:

    Roger J. Rath, Trustee, 1950 Kingsforth Drive, Fallston, Maryland 21047, beneficial owner of 200 shares; and Judith Weiss, 21 Orchard Street, Cambridge, MA 02140, beneficial owner of 334 shares, have notified the Company that they intend to present the following proposal at the Annual Meeting:

A SHAREHOLDER RESOLUTION CONCERNING EXECUTIVE COMPENSATION

    WHEREAS, increases in CEO compensation continue to dwarf the compensation increases enjoyed by employees. Between 1990 and 1997, CEO cash compensation rose 82% and average total compensation (including stock options) rose 298% to $7,800,000, vastly exceeding the 22% increase in factory wages and S&P earnings growth of 110% (Business Week Survey of Executive Compensation; Bureau of Labor Statistics);

    WHEREAS, in 1997, U.S. CEOs earned on average 326 times the average factory workers' pay, a dramatic rise from the 42 times reported in 1980;

    WHEREAS, considering executive pay in the global context, U.S. CEOs make on average 1,871 times the average wage of Mexican maquiladora workers ($4,168 a year) and 15,600 times the minimum wage of workers in Vietnam ($500 a year), two of the many countries in which our company does business;

    WHEREAS, in 1997 Citigroup's Co-CEO Sanford Weill was the highest paid CEO in the United States receiving $230,725,000 in total compensation. Mr. Weill has been among the top ten highest paid CEOs for the last six years. In each year since 1994 BUSINESS WEEK magazine has rated Mr. Weill as among the top five CEOs who "gave shareholders the least for their pay". Citigroup's other co-CEO, John Reed, has also shown up on lists of highest paid CEOs in recent years;

    WHEREAS, during this period of skyrocketing costs in the executive suites, our company's leaders have been aggressively eliminating jobs in the name of cost-cutting and efficiency. Since 1987, Citigroup's predecessor Travelers Corporation cut nearly one-third of its workforce. The merger between Citicorp and Travelers is expected to eliminate a further 8,000 workers, or 5% of the combined company's workforce;

    WHEREAS, growing research on effective organizations stresses the importance of empowering front-line workers, a goal undermined by compensation policies that reward top executives at the expense of workers closest to the customer;

    WHEREAS, business leaders and thinkers ranging from J.P. Morgan to Peter Drucker have argued against wide pay gaps within enterprises and called for limits on executive pay based on multiples of worker compensation;

    THEREFORE, BE IT RESOLVED, that shareholders urge the Board of Directors to address the issue of runaway remuneration of CEOs and the widening gap between highest and lowest paid workers by:

        1) Establishing a cap on total CEO compensation expressed as a multiple of pay of the lowest paid worker at Citigroup;

        2) Preparing a report for shareholders explaining the factors used to determine the appropriate cap.

    SUPPORTING STATEMENT: In asking Citigroup to establish a cap on executive compensation, we have not sought to impose our own arbitrary cap on executive pay. Instead we have asked our company to wrestle with the issue of the rising wage gap that exists between corporate executives and those they seek to lead. By imposing the financial discipline of a pay cap, we hope our company can help reverse a long standing trend that is neither good for business nor society. Please vote YES.

                               MANAGEMENT COMMENT

    Citigroup's compensation decisions are designed to attract and retain high caliber employees at all levels of the Company. The formulation of a corporate pay scale is a complex management function, taking into account numerous factors including experience, value to the Company, the prevailing market for similarly-skilled employees, and expertise in pertinent areas. Employees at all levels, in turn, are evaluated by management against these criteria and compensated through a number of channels, such as salary, discretionary bonus and various stock incentive programs, which have varying vesting features, and are open to many employees. Compensation decisions arising from this complex framework are core management functions. Compensation decisions with respect to the Company's executive officers are even more complex given the various means and methods available for such compensation.

    The structure of compensation at Citigroup reflects various management decisions made during the current year as well as decisions from prior years because, for example, prior option grants may vest in the current year (and may be "in the money" or "under water") and option exercises of previously granted options may result in a new grant of reload options. The proposal inaccurately reports as "total compensation" a combination of disparate elements of past and present compensation and stock option exercises

(which relate solely to options granted at then market values by the Company's prior owner, an unrelated party, in connection with the Company's initial public offering in 1986).

    The proposal would require the Board of Directors to establish an arbitrary cap on the total compensation of the chief executive officers, thereby diminishing the significance of more pertinent factors, such as corporate and individual performance, which ordinarily and logically go into such decisions.

RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THE FOREGOING STOCKHOLDER PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Voting Preferred Stock present and entitled to vote on this item at the Annual Meeting, voting as a single class, is required to adopt the stockholder proposal. Under applicable Delaware law, in determining whether this item has received the requisite number of affirmative votes, abstentions will have the same effect as a vote against this item and broker nonvotes, if any, will be disregarded and have no effect on the outcome of such vote.

                           COST OF SOLICITING PROXIES

    The cost of soliciting proxies and the cost of the Annual Meeting will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by directors, officers or employees of the Company, none of whom will be specially compensated for such activities. The Company also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay such brokers, banks and other nominees certain expenses incurred by them for such activities. The Company has retained Morrow & Co. Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $20,000, plus reimbursement of certain out-of-pocket expenses.

                   SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

    Any stockholder who intends to present a proposal at the next Annual Meeting of Stockholders and who wishes such proposal to be included in the Proxy Statement for that meeting must submit such proposal in writing to the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, and such proposal must be received on or before November 9, 1999.

                                 OTHER MATTERS

    The Board of Directors and management of the Company know of no other matters to be brought before the Annual Meeting. If a stockholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 is properly brought before the meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against such proposal. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

                                                                         ANNEX A

                                   CITIGROUP
                           1999 STOCK INCENTIVE PLAN
                           (EFFECTIVE APRIL 30, 1999)

1.  PURPOSE

    The purposes of the Citigroup 1999 Stock Incentive Plan (the "Plan") are to
(i) attract and retain employees by providing compensation opportunities that are competitive with other companies; (ii) provide incentives to those employees who contribute significantly to the long-term performance and growth of the Company and its Subsidiaries and (iii) align employees' long-term financial interests with those of the Company's shareholders. The Plan is intended to supersede and replace the Travelers Group 1996 Stock Incentive Plan.

2.  EFFECTIVE DATE

    The Plan will become effective April 30, 1999, subject to approval by the stockholders of the Company.

3.  DEFINITIONS

    "AWARD" shall mean an Option, SAR or other form of Stock Award granted under the Plan.

    "AWARD AGREEMENT" shall mean the document evidencing an Award granted under the Plan.

    "BOARD" shall mean the Board of Directors of the Company.

    "CHANGE OF CONTROL" shall have the meaning set forth in Section 13.

    "COMMON STOCK" shall mean the common stock of the Company, par value $.01 per share.

    "COVERED EMPLOYEE" shall mean "covered employee" as such term is defined in
Section 162(m) of the Code.

    "CODE" shall mean the Internal Revenue Code of 1986, as amended, including any rules and regulations promulgated thereunder.

    "COMPANY" shall mean Citigroup Inc., a Delaware corporation.

    "COMMITTEE" shall mean, with respect to Section 16(a) Officers and Covered Employees, the Incentive Compensation Subcommittee, and with respect to all other Participants, the Personnel, Compensation and Directors Committee of the Board or the Incentive Compensation Subcommittee, as the case may be.

    "DEFERRED STOCK" shall mean an Award payable in shares of Common Stock at the end of a specified deferral period that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(iv).

    "EMPLOYEE" shall have the meaning set forth in General Instruction A to the Registration Statement on Form S-8 promulgated under the Securities Act of 1933, as amended, or any successor form or statute, as determined by the Committee.

    "FAIR MARKET VALUE" shall mean the fair market value of the Common Stock, as determined by the Committee.

    "INCENTIVE COMPENSATION SUBCOMMITTEE" shall mean the subcommittee of the Personnel, Compensation and Directors Committee, appointed by Personnel, Compensation and Directors Committee, the members of which subcommittee shall satisfy the requirements of Rule 16b-3 under the 1934 Act and who also qualify, and shall remain qualified as "outside directors" as defined in Section 162(m) of the Code.

    "ISO" shall mean an incentive stock option as defined in Section 422 of the Code.

    "OPTION" shall mean the right to purchase a specified number of shares of Common Stock at a stated exercise price for a specified period of time. The term "Option" as used in this Plan, shall include the terms "Reload Option" and "ISO".

    "PARTICIPANT" shall mean an Employee who has been granted an Award under the Plan.

    "PLAN YEAR" shall mean a twelve-month period beginning with January 1 of each year, or any other twelve month period (or, with respect to the year in which the Plan is adopted or terminates, such shorter period) as determined by the Committee to be a Plan Year.

    "PRIOR PLANS" shall mean the Citicorp 1997 Stock Incentive Plan, the Travelers Group 1996 Stock Incentive Plan, the Travelers Group Capital Accumulation Plan, the Travelers Group Employee Incentive Plan and all other stock plans adopted or assumed by the Company.

    "RELOAD OPTION" shall have the meaning set forth in Section 7(a)(ii).

    "RESTRICTED STOCK" shall mean an Award of Common Stock that is subject to the terms, conditions, restrictions and limitations described or referred to in
Section 7(c)(iii).

    "SAR" shall mean a stock appreciation right that is subject to the terms, conditions, restrictions and limitations described or referred to in Section 7(b).

    "SECTION 16(A) OFFICER" shall mean an Employee who is subject to the reporting requirements of Section 16(a) of the 1934 Act.

    "STOCK AWARD" shall have the meaning set forth in Section 7(c)(i).

    "STOCK UNIT" shall have the meaning set forth in Section 7(c)(v).

    "SUBSIDIARY" shall mean any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee, in its discretion.

    "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

4.  THE COMMITTEE

    (A) COMMITTEE AUTHORITY. The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee's authority shall include, but not be limited to the authority to
(i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Plan; (iv) determine whether and under what circumstances such fair market value may be discounted; and (v) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to those relating to a Participant's retirement, death, disability, leave of absence or termination of employment. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other determinations which it deems necessary with respect to the administration of the Plan, subject to the limitations contained in Section 4(d) with respect to all Participants and subject to the provisions of Section 162(m) of the Code with respect to Covered

Employees. The Committee's right to make any decision or determination under the Plan shall be in its sole and absolute discretion.

    (B) ADMINISTRATION OF THE PLAN. The administration of the Plan shall be managed by the Committee. The Committee shall have the power to prescribe and modify, as necessary, the form of Award Agreement, to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award Agreement and to take such actions and make such administrative determinations that the Committee deems appropriate in its discretion. Any decision of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its stockholders and Subsidiaries and all Participants. The administration of the Plan with respect to Section 16(a) Officers and Covered Employees, to the extent required or appropriate under the 1934 Act and/or Section 162(m) of the Code, shall be managed by the Incentive Compensation Subcommittee.

    (C) DELEGATION OF AUTHORITY. The Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the Plan, with respect to persons who are not Section 16(a) Officers or Covered Employees.

    (D) PROHIBITION AGAINST REPRICING. In no event shall the Committee have the right to amend an outstanding Award for the sole purpose of reducing the exercise price thereunder.

    (E) INDEMNIFICATION. No member of the Committee shall be personally liable for any action or determination made with respect to the Plan, except for his or her own willful misconduct or as expressly provided by statute. The members of the Committee shall be entitled to indemnification and reimbursement. In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, accountants, counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

5.  PARTICIPATION

    (A) ELIGIBLE EMPLOYEES. The Committee shall determine which Employees shall be eligible to receive Awards under the Plan.

    (B) PARTICIPATION BY SUBSIDIARIES. Employees of Subsidiaries may participate in the Plan upon approval of the Awards by the Committee. A Subsidiary's participation in the Plan may be terminated at any time by the Committee. If a Subsidiary's participation in the Plan shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except with the approval of the Committee.

    (C) PARTICIPATION OUTSIDE OF THE UNITED STATES. The Committee or its designee shall have the authority to amend the Plan and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by Employees who are located outside of the United States on terms and conditions comparable to those afforded to Employees located within the United States, provided that any such action taken with respect to a Covered Employee shall be taken in compliance with Section 162(m) of the Code.

    (D) CANCELLATION AND MODIFICATION OF AWARDS. In the event of a change in a Participant's duties and responsibilities, or a transfer of the Participant to a different position, the Committee may cancel or modify any Award granted to such Participant or adjust the number of shares of Common Stock subject thereto commensurate with the transfer or change in responsibility, as determined by the Committee, in its discretion, provided that no such action shall violate the provisions of Section 4(d), and further provided that any such action taken with respect to a Covered Employee shall be taken in compliance with Section 162(m) of the Code.

6.  AVAILABLE SHARES OF COMMON STOCK

    (A) SHARES SUBJECT TO THE PLAN. Common Stock issued pursuant to Awards granted under the Plan may be shares which have been authorized but unissued, or have been previously issued and reacquired by the Company, or both. Reacquired shares may consist of shares purchased in open market transactions. Subject to the following provisions of this Section 6, the aggregate number of shares of Common Stock that may be issued to Participants pursuant to Awards granted under the Plan shall not exceed one hundred ten million (110,000,000) shares.

    (B) PRIOR PLANS. Shares available for grant under the Prior Plans shall not count towards the maximum number of shares that may be issued under the Plan as set forth in Section 6(a). Upon approval and adoption of this Plan by the stockholders of the Company, no further grants will be made under the Travelers Group 1996 Stock Incentive Plan.

    (C) FORFEITED AWARDS. Awards or portions of Awards made under the Plan which are forfeited, expire or are canceled or settled without issuance of shares shall not count towards the maximum number of shares that may be issued under the Plan as set forth in Section 6(a).

    (D) SHARES USED TO PAY EXERCISE PRICE AND WITHHOLDING TAXES. If a Participant pays the exercise price of an Option by surrendering previously owned shares, as may be permitted by the Committee and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld or sold to cover the withholding tax liability associated with the Option exercise, such surrendered shares and shares used to pay taxes shall not count towards the maximum number of shares that may be issued under the Plan as set forth in
Section 6(a).

    (E) OTHER ITEMS NOT INCLUDED IN ALLOCATION. The maximum number of shares that may be issued under the Plan as set forth in Section 6(a) shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of stock-denominated Awards which by their terms may be settled only in cash; or
(iii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become Employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company or a Subsidiary.

    (F) OTHER LIMITATIONS ON SHARES WHICH MAY BE GRANTED UNDER THE PLAN.

        (i) The aggregate number of shares of Common Stock that may be granted to any single individual during the term of the Plan in the form of Options (including Reload Options and ISOs) and/or SARs shall not exceed thirty six million (36,000,000).

        (ii) The aggregate number of shares of Common Stock that may be granted in the form of ISOs shall not exceed fifty million (50,000,000).

    (G) ADJUSTMENTS. In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any other similar event affecting the Common Stock, the Committee may make such adjustments as it may deem appropriate, in its discretion, to (i) the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 6(a);
(ii) to the extent permitted under Section 162(m) of the Code, the maximum number of shares that may be granted pursuant to Section 6(f)(i); (iii) to the extent permitted under Section 422 of the Code, the maximum number of shares that may be granted pursuant to Section 6(f)(ii); (iv) the number or kind of shares subject to an Award; (v) subject to the limitation contained in Section 4(d), the Exercise Price applicable to an Award; and/or (vi) any measure of performance that relates to an Award in order to reflect such change in the Common Stock.

7.  AWARDS UNDER THE PLAN

    Awards under the Plan may be granted as Options, SARs or Stock Awards, as described below. Awards may be granted singly, in combination or in tandem as determined by the Committee, in its discretion.

    (A) OPTIONS. Options granted under the Plan, including Reload Options, may be non-qualified stock options, ISOs or any other type of stock option permitted under the Code.

        (I) ISOS. The terms and conditions of any ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Committee, from time to time. At the discretion of the Committee, ISOs may be granted to any Employee of the Company and its subsidiaries, as such term is defined in Section 424(f) of the Code.

        (II) RELOAD OPTIONS. If a Participant tenders shares of Common Stock to pay the exercise price of an Option, and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, the Participant may receive, at the discretion of the Committee, a new "Reload Option" equal to the sum of the number of shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes. Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Reload Options may also be granted in connection with the exercise of options granted under any other plan of the Company which may be designated by the Committee, from time to time.

        (III) EXERCISE PRICE. The Committee shall determine the exercise price per share for each Option, which shall not be less than 100% of the Fair Market Value at the time of grant.

        (IV) EXERCISE OF OPTIONS. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee, and upon payment in full of the Exercise Price and applicable taxes due, the Participant shall be entitled to exercise the Option and receive the number of shares of Common Stock issuable in connection with the Option exercise. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. The exercise price of an Option and applicable withholding taxes relating to an Option exercise may be paid by methods permitted by the Committee from time to time including (1) a cash payment in US dollars; (2) tendering (either actually or by attestation) shares of Common Stock owned by the Participant for at least six (6) months, valued at the Fair Market Value at the time of exercise; (3) arranging to have the appropriate number of shares of Common Stock issuable upon the exercise of an Option withheld or sold; or (4) any combination of the above.

    (B) STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR") represents the right to receive a payment in cash, Common Stock, or a combination thereof, in an amount equal to the excess of the Fair Market Value of a specified number of shares of Common Stock at the time the SAR is exercised over an amount which shall be no less than the Fair Market Value of the same number of shares at the time the SAR was granted, except that if a SAR is granted retroactively in substitution for an Option, the Fair Market Value established by the Committee may be the Fair Market Value at the time such Option was granted. Any such substitution of a SAR for an Option granted to a Covered Employee may only be made in compliance with the provisions of Section 162(m) of the Code.

    (C) STOCK AWARDS.

        (I) FORM OF AWARDS. The Committee may grant Awards ("Stock Awards") which are payable in shares of Common Stock or denominated in units equivalent in value to shares of Common Stock or are otherwise based on or related to shares of Common Stock, including, but not limited to Awards of

    Restricted Stock, Deferred Stock and Stock Units, subject to such terms, conditions, restrictions and limitations as the Committee may determine to be applicable to such Awards, in its discretion, from time to time. In order to reflect the impact of the conditions, restrictions or limitations applicable to a Stock Award, as well as the possibility of forfeiture or cancellation, the Fair Market Value may be discounted at a rate determined by the Committee, from time to time, for purposes of determining the number of shares of Common Stock allocable to a Stock Award.

        (II) STOCK PAYMENT. Shares of Common Stock may be used as payment for compensation which otherwise would have been delivered in cash (including without limitation any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), and unless otherwise determined by the Committee, no minimum vesting period will apply to such shares. Any Shares used for such payment will be valued at Fair Market Value at the time of payment and shall be subject to such terms, conditions, restrictions and limitations as shall be determined by the Committee at the time of payment.

        (III) RESTRICTED STOCK. Awards of Restricted Stock shall be subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, in its discretion, from time to time. The number of shares of Restricted Stock allocable to an Award under the Plan shall be determined by the Committee, pursuant to a formula approved by the Committee from time to time. In order to reflect the impact of the restrictions on the value of the Restricted Stock, as well as the possibility of forfeiture of the Restricted Stock, the Fair Market Value may be discounted at a rate to be determined by the Committee, for purposes of determining the number of shares allocable to an Award of Restricted Stock. Unless the Committee determines otherwise, Awards of Restricted Stock will carry a minimum vesting period of one (1) year.

        (IV) DEFERRED STOCK. Awards of Deferred Stock shall be subject to the conditions, limitations and cancellation provisions determined by the Committee, in its discretion, from time to time. A Participant who receives an Award of Deferred Stock shall be entitled to receive the number of shares of Common Stock allocable to his or her Award, as determined by the Committee, pursuant to a formula approved by the Committee from time to time, at the end of a specified deferral period determined by the Committee. In order to reflect the impact of the deferral conditions on the value of an Award of Deferred Stock, as well as the possibility of cancellation of the Deferred Stock Award, the Fair Market Value may be discounted at a rate to be determined by the Committee, for purposes of determining the number of shares allocable to an Award of Deferred Stock. Awards of Deferred Stock represent only an unfunded, unsecured promise to deliver shares in the future and do not give Participants any greater rights than those of an unsecured general creditor of the Company.

        (V) STOCK UNITS. A Stock Unit is an Award denominated in shares of Common Stock, pursuant to a formula determined by the Committee, which may be settled either in shares of Common Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time.

8.  FORFEITURE PROVISIONS FOLLOWING A TERMINATION OF EMPLOYMENT

    In any instance where the rights of a Participant with respect to an Award extend past the date of termination of a Participant's employment, all of such rights shall terminate and be forfeited, if, in the determination of the Committee, the Participant, at any time subsequent to his or her termination of employment engages, directly or indirectly, either personally or as an employee, agent, partner, stockholder, officer or director of, or consultant to, any entity or person engaged in any business in which the Company or its affiliates is engaged, in conduct that breaches his or her duty of loyalty to the Company or a Subsidiary or that is in material competition with the Company or a Subsidiary or is materially injurious to the Company or a Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to (i) disclosing or misusing any confidential information pertaining to the Company or a Subsidiary; (ii) any attempt, directly or indirectly to induce any Employee, agent, insurance agent, insurance broker or broker-dealer of the Company or any Subsidiary to be employed or perform services elsewhere or (iii) any attempt by a Participant directly or indirectly to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary or (iv) disparaging the Company, any Subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act falls within the scope activities contemplated by this Section shall be made by the Committee, in its discretion. For purposes of this paragraph, a Participant shall not be deemed to be a stockholder of a competing entity if the Participant's record and beneficial ownership amount to not more than one percent (1%) of the outstanding capital stock of any company subject to the periodic and other reporting requirements of the Securities Exchange Act of 1934, as amended.

9.  DIVIDENDS AND DIVIDEND EQUIVALENTS

    The Committee may provide that Stock Awards shall earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, including reinvestment in additional shares of Common Stock or common share equivalents. Unless the Committee determines otherwise, Section 16(a) Officers may not participate in dividend reinvestment programs established under the Plan. The Committee shall determine the Participants' rights under the Plan with respect to extraordinary dividends or distributions on the Common Stock.

10. VOTING

    The Committee shall determine whether a Participant shall have the right to direct the vote of shares of Common Stock allocated to a Stock Award. If the Committee determines that an Award shall carry voting rights, the shares allocated to such Award shall be voted by the Company's Senior Human Resources Officer, or such other person as the Committee may designate in accordance with instructions received from Participants (unless to do so would constitute a violation of fiduciary duties). Shares as to which no instructions are received shall be voted by the Plan Administrator proportionately in accordance with instructions received from Participants in the Plan (unless to do so would constitute a violation of fiduciary duties).

11. PAYMENTS AND DEFERRALS

    Payment of Awards may be in the form of cash, Common Stock, other Awards, or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose. The Committee may postpone the exercise of Options or SARs, and may require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time. It also may provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code) would disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine in its discretion.

12. TRANSFERABILITY

    Unless otherwise determined by the Committee, Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred, other than by will or the laws of descent and distribution. The Committee may permit (on such terms, conditions and limitations as it shall establish) non-qualified Options (including non-qualified Reload Options) and/or shares issued in connection with an Option exercise which are subject to restrictions on transferability, to be transferred one time to a member of a Participant's immediate family or to a trust or similar vehicle for the benefit of a Participant's immediate family members. Except to the extent required by law, no Award or interest of any Participant in the Plan shall be subject to any lien, levy, attachment, pledge, obligation, liability or bankruptcy of a Participant. During the lifetime of a Participant, all rights with respect to Awards shall be exercisable only by such Participant or, if applicable, a permitted transferee.

13. CHANGE OF CONTROL

    (a) The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control:

        (i) provide for the acceleration of any time periods relating to the exercise or realization of such Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Committee;

        (ii) provide for the purchase of such Awards, upon the Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise or realization of such rights had such Awards been currently exercisable or payable;

        (iii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such transaction or change; or

        (iv) cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such change.

    The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

    (b) A "Change of Control" shall be deemed to occur if and when:

        (i) any person, including a "person" as such term is used in Section 14(d)(2) of the 1934 Act (a "Person"), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

        (ii) any transaction occurs with respect to the Company which is subject to the prior notice requirements of the Change in Bank Control Act of 1978;

        (iii) any transaction occurs with respect to the Company which will require a "company" as defined in the Bank Holding Company Act of 1956, as amended, to obtain prior approval of the Federal Reserve Board under Regulation Y;

        (iv) any plan or proposal for the liquidation of the Company is adopted by the stockholders of the Company;

        (v) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in

    Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

        (vi) all or substantially all of the assets of the Company are sold, liquidated or distributed; or

        (vii) there occurs a reorganization, merger, consolidation or other corporate transaction involving a Company (a "Transaction"), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50 percent of the combined voting power of the Company or other corporation resulting from such Transaction.

    Any good faith determination by the Committee as to whether a Change of Control within the meaning of this Section has occurred shall be conclusive and binding on the Participants.

14. AWARD AGREEMENTS

    Each Award under the Plan shall be evidenced by a document (an "Award Agreement") in writing setting forth the terms, conditions, restrictions and limitations applicable to the Award, including, but not limited to the provisions governing vesting, exercisability, payment, amendment, cancellation, forfeiture, and termination of employment and the Company's authority to amend or terminate the Plan and to amend, cancel, or rescind an Award, at any time. The Committee need not require the execution of such document by the Participant, in which case acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines and practices of the Company in effect from time to time.

15. TAX WITHHOLDING

    The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment made under the Plan, or may permit shares to be tendered or sold including shares of Common Stock delivered or vested in connection with an Award, in an amount sufficient to cover withholding of any federal, state, local, foreign or other governmental taxes or charges required by law or such greater amount of withholding as the Committee shall determine from time to time and to take such other action as may be necessary to satisfy any such withholding obligations. The value of any shares allowed to be withheld or tendered for tax withholding may not exceed the amount allowed consistent with fixed plan accounting in accordance with generally accepted accounting principles. It shall be a condition to the obligation of the Company to issue Common Stock upon the exercise of an Option or a SAR that the Participant pay to the Company, on demand, such amount as may be requested by the Company for the purpose of satisfying any tax withholding liability. If the amount is not paid, the Company may refuse to issue shares or settle the SAR.

16. OTHER BENEFIT AND COMPENSATION PROGRAMS

    Unless otherwise determined by the Committee, Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. No Employee shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Employees under the Plan. Further, the Company and its Subsidiaries may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary. The adoption of the Plan shall not confer upon any Employee any right to continued employment in any particular position or at any particular rate of compensation, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of its Employees at any time, free from any claim or liability under the Plan.

17. UNFUNDED PLAN

    Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any participant any right, title, or interest in any assets of the Company.

18. EXPENSES OF THE PLAN

    The expenses of the administration of the Plan shall be borne by the Company and its Subsidiaries. The Company may require Subsidiaries to pay for the Common Stock issued under the Plan.

19. RIGHTS AS A STOCKHOLDER

    Unless the Committee determines otherwise, a Participant shall not have any rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9.

20. FUTURE RIGHTS

    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or a Subsidiary or to participate in any other compensation or benefit plan, program or arrangement of the Company or a Subsidiary.

21. AMENDMENT AND TERMINATION

    The Plan may be amended, suspended or terminated at any time by the Committee, provided that no amendment shall be made without stockholder approval, if stockholder approval is required under then applicable law, including tax and/or accounting rules. No termination, suspension or amendment of the Plan shall adversely affect the right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant's written consent. Unless terminated earlier by the Board, the Plan will terminate on April 30, 2009.

22. SUCCESSORS AND ASSIGNS

    The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

23. GOVERNING LAW

    The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                         ANNEX B

                                   CITIGROUP
                        1999 EXECUTIVE PERFORMANCE PLAN
                          (EFFECTIVE JANUARY 1, 1999)

1.  PURPOSE

    The purpose of the Plan is to permit the Company, through awards of annual incentive compensation qualifying for federal income tax deductions, to attract and retain executives and to motivate these executives to promote the profitability and growth of the Company.

2.  DEFINITIONS

    "AWARD" shall mean the amount granted to a Participant by the Committee for a Performance Period under the Plan, whether paid in cash, stock, restricted stock, options, other stock-based or stock-denominated units or any other form of consideration.

    "AWARD PAYMENT DATE" shall mean, for each Performance Period, the date that the amount of the Award for that Performance Period shall be paid to the Participant under Section 5 of the Plan.

    "BOARD" shall mean the Board of Directors of the Company.

    "CAP PLAN" shall mean the Travelers Group Capital Accumulation Plan or any successor or future similar plans.

    "CODE" shall mean the Internal Revenue Code of 1986, as amended, and references to particular provisions of the Code shall include any amendments thereto or successor provisions and any rules and regulations promulgated thereunder.

    "COMMITTEE" shall mean the Personnel, Compensation and Directors Committee of the Board of Directors of the Company or any other duly established committee or subcommittee meeting the requirements of Section 162(m)(4)(C) of the Code.

    "COMMON EQUITY" shall mean the Common Stockholders' Equity appearing on the Consolidated Statements of Changes in Stockholders' Equity in the Company's Annual Report as of the end of the year immediately preceding the Performance Period.

    "COMPANY" shall mean Citigroup Inc., a Delaware corporation.

    "DEFERRED COMPENSATION PLAN" shall mean the Citicorp Deferred Compensation Plan, or any successor or future similar plans.

    "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    "EXECUTIVE" shall mean any executive officer of the Company as defined in
Section 16 of the Securities Exchange Act of 1934, as amended.

    "NET INCOME," for any Performance Period, shall mean the Company's consolidated net income for the Performance Period, before extraordinary items and the cumulative effect of tax law changes and/or accounting changes, reduced by the aggregate amount of dividends on the Company's preferred stock determined in accordance with generally accepted accounting principles consistently applied, and as reported by management of the Company to the Board following the end of the Performance Period as will be reflected in the audited financial statements for the Performance Period, or other books and records of the Company if the Performance Period does not correspond to the calendar year.

    "PARTICIPANT" for a Performance Period shall mean each Executive who is a "covered employee" (as defined in Section 162(m) of the Code) for that Performance Period.

    "PERFORMANCE PERIOD" shall mean the taxable year of the Company or any other period designated by the Committee with respect to which an Award may be granted.

    "PERFORMANCE GOALS" shall mean the financial measures of the Company's performance as defined in Section 4(b) of this Plan that must be met for any Participant to receive any Award under this Plan.

    "PLAN" shall mean this Citigroup 1999 Executive Performance Plan, as it may be amended from time to time.

    "POOL AMOUNT," for any Performance Period, shall mean the total amount available to all Participants as defined in Section 4(b).

    "RETURN ON EQUITY" shall mean the percentage equivalent to the fraction resulting from dividing Net Income by Common Equity.

    "STOCK PLANS" shall mean the Citicorp 1997 Stock Incentive Plan, the Citigroup 1999 Stock Incentive Plan and/or any prior or successor stock plans adopted or assumed by the Company.

    "SUBSIDIARY" shall mean any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee, in its discretion.

3.  ADMINISTRATION

    The Plan shall be administered by the Committee, which, subject to Section 9(f) of this Plan, shall have full authority to interpret the Plan, to establish rules and regulations relating to the operation of the Plan, to select Participants in the Plan, to determine the amounts of any Awards (subject to the limitations of Section 4) and to make all determinations and take all other actions necessary or appropriate for the proper administration of the Plan. Before any payments are made under the Plan, the Committee shall be responsible for certifying in writing to the Company that the applicable Performance Goals have been met. The Committee's interpretation of the Plan, and all actions taken within the scope of its authority, shall be final and binding on the Company, its stockholders and Participants, Executives, former Executives and their respective successors and assigns. No member of the Committee shall be eligible to participate in the Plan.

4.  ELIGIBILITY AND PARTICIPATION--DETERMINATION OF AWARDS

    (a) Prior to the beginning of each Performance Period, or at such later time as may be permitted by applicable provisions of the Code, the Committee shall establish for each Participant a maximum Award, expressed as a percentage of the Pool Amount for that Performance Period, provided that the total of all such maximum percentages shall not exceed 100%, and the maximum percentage for any single Participant shall not exceed 30%.

    (b) The Pool Amount for any Performance Period shall be determined as follows:

IF RETURN ON EQUITY IS:                    THE MAXIMUM POOL AMOUNT WILL BE:
----------------------------------  -----------------------------------------------
- Less than 10.0%.................  (a) 0.0%
- Equal to or greater than 10.0%
  up to and including 12.0%.......  (b) 1.0% of Net Income
- Greater than 12.0% up to and
  including 15.0%.................  (c) 1.5% of Net Income
- Greater than 15.0% up to and
  including 18.0%.................  (d) the amount determined under (c) + 2.0% of the amount by which additional Net Income
                                        exceeds 15% of Common Equity, up to and
                                        including 18%
- Greater than 18.0%..............  (e) the amount determined under (d) + 2.5%
                                        of the amount by which additional Net Income
                                        exceeds 18% of Common Equity

    (c) Following the end of each Performance Period, the Committee may determine to grant to any Participant an Award, which may not exceed the maximum amount specified in Section 4(a) of this Plan for such Participant. The aggregate amount of all Awards under the Plan for any Performance Period shall not exceed the applicable Pool Amount.

5.  PAYMENT OF AWARDS

    Each Participant shall be eligible to receive, as soon as practicable after the amount of such Participant's Award for a Performance Period has been determined, all or a portion of that Award. Awards may be paid in cash, stock, restricted stock, options, other stock-based or stock-denominated units or any other form of consideration or any combination thereof determined by the Committee. Equity or equity-based awards may be granted under the terms and conditions of the applicable Stock Plans, the CAP Plan or the Deferred Compensation Plan, or any successor or future similar plans of the Company. Payment of the award may be deferred at the discretion of the Committee.

6.  LIMITATION ON RIGHT TO PAYMENT OF AWARD

    No Participant shall have any right to receive payment of an Award under the Plan if, subsequent to the commencement of the Performance Period and prior to the Award Payment Date, if, in the determination of the Committee, the Participant engages--directly or indirectly, either personally or as an employee, agent, partner, stockholder, officer or director of, or consultant to, any entity or person engaged in any business in which the Company or its affiliates is engaged--in conduct that breaches his or her duty of loyalty to the Company or a Subsidiary or that is in material competition with the Company or a Subsidiary or is materially injurious to the Company or a Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to (i) disclosing or misusing any confidential information pertaining to the Company or a Subsidiary; (ii) any attempt, directly or indirectly to induce any employee, agent, insurance agent, insurance broker or broker-dealer of the Company or any Subsidiary to be employed or perform services elsewhere; or (iii) any attempt by a Participant directly or indirectly to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary; or (iv) disparaging the Company, any Subsidiary or any of their respective officers or directors. The determination of whether any conduct, action or failure to act falls within the scope of activities contemplated by this Section 6 shall be made by the Committee, in its discretion. For the purpose of this paragraph, a Participant shall not be deemed a stockholder of a competing entity if the Participant's record and beneficial ownership amount to not more than one percent of the outstanding capital stock of any company subject to the periodic and other reporting requirements of the Securities Exchange Act of 1934, as amended.

7.  AMENDMENTS

    Subject to any restrictions imposed under Section 162(m) of the Code, the Committee may at any time amend any provision of the Plan, provided that no such amendment that would require the consent of the stockholders of the Company pursuant to the Code or the Exchange Act, or any other applicable law, rule or regulation, shall be effective without such consent. No such amendment which adversely affects a Participant's rights to, or interest in, an Award granted prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto in writing.

8.  TERMINATION

    (a) The Committee may terminate this Plan at any time, and in the case of such termination, the following provisions of this Section 8 shall apply notwithstanding any other provisions of the Plan to the contrary.

    (b) Subject to requirements of Section 162(m) of the Code, payment of deferred amounts plus any earnings may be accelerated with respect to any affected Participant in the discretion of the Committee and paid as soon as practicable, but in no event shall the termination of the Plan adversely affect the rights of any Participant to deferred amounts plus any earnings thereon previously awarded such Participant.

9.  OTHER PROVISIONS

    (a) This Plan is not a contract between the Company and its Executives. No Executive or other person shall have any claim or right to be granted an Award under this Plan until such Award is actually granted. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Executive any right to be retained in the employ of the Company. Nothing contained in this Plan shall limit the ability of the Company to make payments or awards to Executives under any other plan, agreement or arrangement.

    (b) A Participant's right and interest under the Plan may not be assigned or transferred and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay Awards with respect to the Participant.

    (c) The Plan shall be unfunded. The Company shall not be required to establish any special segregation of assets to assure payment of Awards.

    (d) The Company shall have the right to deduct from Awards paid any taxes or other amounts required by law to be withheld.

    (e) All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware.

    (f) If any provision of this Plan would cause Awards not to constitute "qualified performance-based compensation" under Section 162(m) of the Code, that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect. Any specific action by the Committee that would be violative of Section 162(m) of the Code and the regulations thereunder shall be void.

    (g) No member of the Board of the Company or the Board of Directors of any affiliate of the Company, and no officer, employee or agent of the Company or an affiliate of the Company shall be liable for any act or action hereunder, whether of commission or omission, taken by any other member, or by any officer, agent, or employee, or, except in circumstances involving bad faith, for anything done or omitted to be done in the administration of the Plan.

10. EFFECTIVE DATE

    The Plan shall be effective for the Performance Period beginning on January 1, 1999, subject to approval by the stockholders of the Company in accordance with Section 162(m) of the Code.

11. REPLACEMENT

    The Plan shall supersede and replace The Travelers Group Amended and Restated Executive Performance Compensation Plan and the 1994 Citicorp Annual Incentive Plan for Selected Executive Officers.

                                     [LOGO]

                             CITIGROUP INC.
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  OF CITIGROUP INC. FOR THE ANNUAL MEETING
                             APRIL 20, 1999

        The undersigned hereby constitutes and appoints John S. Reed, Sanford I. P Weill and Charles O. Prince, III, and each of them his or her true and lawful R agents and proxies with full power of substitution in each, to represent the O undersigned at the Annual Meeting of Stockholders of Citigroup Inc. (the
X  "Company") to be held at Carnegie Hall, 881 Seventh Avenue, New York, New
Y York on Tuesday, April 20, 1999 at 9:00 a.m. local time, and at any adjournments or postponements thereof, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

        If shares of Citigroup Inc. Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Citigroup Inc. Common Stock in the undersigned's name and/or account under such Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

        You are encouraged to specify your choices by marking the appropriate boxes, see reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions for telephone or internet voting set forth on the reverse side.

        This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1-4 and AGAINST Proposals 5 and 6 and will be voted in the discretion of the proxies (or, in the case of a voting plan, will be voted in the discretion of the plan trustee or administrator) upon such other matters as may properly come before the Annual Meeting.


               CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                              CITIGROUP INC.

                                              ----------------------

                                              ----------------------

                               THREE WAYS TO VOTE

VOTE BY PHONE: 1-800-690-6903
1. Call toll free 1-800-690-6903.
2. Enter your 12 digit Control Number, shown below.
3. Follow the simple recorded instructions.

VOTE BY INTERNET: WWW.PROXYVOTE.COM
1. Go to website WWW.PROXYVOTE.COM
2. Enter your 12 digit Control Number, shown below.
3. Follow the simple recorded instructions.

VOTE BY MAIL
1. Mark, sign and date your proxy card.
2. Return it in the enclosed postage paid envelope.

                             YOUR VOTE IS IMPORTANT

      Do not return this proxy card if you vote by telephone or Internet.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF PROPOSALS 1-4.

Vote on Directors

1. Proposal to elect seventeen directors to a one-year term.

   Nominees: 01 C. Michael Armstrong        FOR     |   | WITHHOLD    |   | FOR ALL     |   |    To withhold authority to vote, mark
             02 Alain J.P. Belda            ALL     |   | ALL         |   | EXCEPT      |   |    "For All Except" and write the
             03 Kenneth J. Bialkin                  |   |             |   |             |   |    nominee's number on the line below.
             04 Kenneth T. Derr                     -----             -----             -----
             05 John M. Deutch                                                                   ----------------------------------
             06 Ann Dibble Jordan
             07 Reuben Mark
             08 Michael T. Masin
             09 Dudley C. Mecum
             10 Richard D. Parsons
             11 Andrall E. Pearson
             12 John S. Reed
             13 Robert B. Shapiro
             14 Franklin A. Thomas
             15 Sanford I. Weill
             16 Edgar S. Woolard, Jr.
             17 Arthur Zankel

Vote on Proposals

                                    FOR   AGAINST   ABSTAIN

2. Proposal to ratify the selection |  |    |  |      |  |
   of KPMG LLP as the Company's     |  |    |  |      |  |
   independent auditors for 1999.   |  |    |  |      |  |
                                    ----    ----      ----

                                    FOR   AGAINST   ABSTAIN

3. Proposal to approve and adopt    |  |    |  |      |  |
   the Citgroup 1999 Stock          |  |    |  |      |  |
   Incentive Plan.                  |  |    |  |      |  |
                                    ----    ----      ----

                                    FOR   AGAINST   ABSTAIN

4. Proposal to approve and adopt    |  |    |  |      |  |
   the Citigroup 1999 Executive     |  |    |  |      |  |
   Performance Plan.                |  |    |  |      |  |
                                    ----    ----      ----


THE BOARD OF DIRECTORS RECEOMMENDS A VOTE AGAINST EACH OF PROPOSALS 5 AND 6.

                                   FOR   AGAINST   ABSTAIN

5. Stockholder proposal regarding  |  |    |  |      |  |
   less developed countries.       |  |    |  |      |  |
                                   ----    ----      ----

                                   FOR   AGAINST   ABSTAIN

6. Stockholder proposal regarding  |  |    |  |      |  |
   executive compensation.         |  |    |  |      |  |
                                   ----    ----      ----

------------------------------------------------------------------------------------------------------------------------------------

The signer(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement.

The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said Annual Meeting and any adjournments or postponements thereof.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ON THE REVERSE SIDE.

NOTE: Please sign exactly as name appears herein. joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


-----------------------------------------------     -----------------------------------------------
Signature (Please sign within box)     Date         Signature (Joint Owners)               Date
